SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form N-2

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Annual Amendment for Fiscal Year Ending
June 29, 2002



                           BDI INVESTMENT CORPORATION
                    ----------------------------------------
                (Exact Name of Registrant as Specified in Charter


990 Highland Drive, Suite 100, Solana Beach, CA                     92075-2472
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone Number, Including Area Code             (858) 794-6300



                            Lowenstein Sandler, P.C.
                              65 Livingston Avenue
                           Roseland, New Jersey 07068

               (Name and Address of Agent for Service of Process)

                                     PART I


INFORMATION REQUIRED IN PROSPECTUS OR REGISTRATION
--------------------------------------------------

STATEMENT
---------

     BDI Investment Corporation, a New Jersey corporation which is registered as a closed end diversified management investment company under the Investment Company Act of 1940, is referred to in this Annual Amendment to its Registration Statement on Form N-2 as either the "Registrant" or the "Company". There is incorporated herein by reference, in response or partial response to the items of this Form, the Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission on January 9, 1984 (the "Registration Statement"), the Annual Amendment to its Registration Statement on Form N-2 for its fiscal year ended June 30, 1984, filed with the Securities and Exchange Commission on October 29, 1984 (the "Annual Amendment"), an Amendment Number 1 to the Annual Amendment filed with the Securities and Exchange Commission on December 5, 1984 (the "Amendment No. 1"), the Annual Financial Statement for the year ending June 29, 2002, a Restated Certificate of Incorporation, and the Registrant's By-laws as amended.

Item 1.  Investment Objectives and Policies
         ----------------------------------

     The information furnished in The Annual Amendment in response to Item 1 is incorporated herein by reference. There has been no significant variation in the Registrant's portfolio turnover rate during the last three fiscal years.

Item 2.  Policies Changeable by Shareholder Vote
         ---------------------------------------

         The information furnished in The Annual Amendment  in

 response to Item 2 is incorporated herein by reference.


Item 3.


         Not applicable.


Item 4.  Affiliated Persons

         (a) The table below provides certain information regarding all executive officers and directors of the Registrant.



                                      Position Held                 Principal Occupations
                                        with the                         During Past
Name and Address                       Registrant                          5 Years
----------------                       ----------                          -------

Arthur Brody*                         Chairman, President           Chairman of the Board
 BDI Investment                                                     of Directors, President and Chief Executive
  Corporation                                                       Officer of the Company.  Also serves as
990 Highland Dr.                                                    Chairman and Chief Executive Officer of
Solana Beach, CA                                                    Brodart Co.(Manufacturer and distributor of
   92075                                                            library


                                                                    supplies, books and furniture).

Edward L. Kane                        Director                      Independant Consultant;  Adjunct Professor,
7405 High Ave.                                                      California Western School of Law; Chairman
La Jolla, CA                                                        and Chief Executive Officer of Altis
   92037                                                            Outpatient Services, Inc., February 1993
                                                                    through January 1995.







Michael Stolper                       Director                      President, Stolper and Company, Inc. (pension
One America Plaza, Suite 1010                                       consulting firm which is a registered
600 West Broadway Street                                            investment adviser); member of board of
San Diego, CA                                                       directors of Meridian Fund (registered
    92101                                                           investment company), 1983 to present;
                                                                    director and shareholder of Aster Capital
                                                                    Management (registered investment adviser);
                                                                    and
                                                                    Director of Pasadena Capital Corp.
                                                                    (registered investment adviser).



Teresa Whorton                                                      Treasurer of the Company since 1999.
990 Highland Drive, Ste 100                                         Assistant Treasurer since 1994.
Solana Beach, CA                      Treasurer
92075


Donald Brody                          Secretary                     Chief Financial Officer of Vertical Cubed, a
2431 Fifth St.                                                      California corporation.
Berkeley, CA      94612


*Directors who are interested "persons" within the definition of Section 2(a)(19) of the Investment Company Act of 1940.


Item 5.


         Not applicable.


                                    SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Annual Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Solana Beach, and State of California, on the 29th day of October, 2002.



                                      BDI INVESTMENT CORPORATION  (Registrant)

                                      By: /s/ Arthur Brody
                                          ------------------------
                                          Arthur Brody, President

                           BDI INVESTMENT CORPORATION

                             Registration Statement

                                     PART I.

INFORMATION REQUIRED IN PROSPECTUS OR REGISTRATION STATEMENT
------------------------------------------------------------

Item 1.   Cover Page.
          -----------

          Not Applicable.

Item 2.   Synopsis.
          ---------

          Not Applicable.

Item 3.   Condensed Financial Information.
          --------------------------------

          Not Applicable.

Item 4.   Plan of Distribution.
          ---------------------

          Not Applicable.

Item 5.   Use of Proceeds.
          ----------------

          Not Applicable.

Item 6.   General Information and History.
          --------------------------------

          (a) The Registrant was organized as a New Jersey corporation on December 31, 1954 under the name Bro-Dart Industries.

          (b) Prior to July 2, 1983 and for nearly 30 years until such date, Registrant was principally engaged in the library services industry, providing equipment, furniture and supplies, selling and leasing books and furnishing certain ancillary services to libraries. In addition, Registrant operated six retail bookstores in California under the name "Stacey's". During the most recent five year period the Registrant, as a result of several acquisitions made during this period, expanded its operation of retail book, stationery and office supply stores, becoming involved in the additional states of Ohio, Oregon, Washington and Arizona. The Ohio stores are operated under the name "Burrows" while all other new locations are under the name "J.K. Gill".

     On July 2, 1983 the Registrant sold substantially all of its assets, subject to substantially all of its liabilities ("Sale") in accordance with an Agreement of Sale dated as of June 1, 1983. On July 6, 1983 a Certificate of Amendment to the Registrant's Certificate of Incorporation was filed changing the name of the Registrant to BDI

Investment Corporation and changing the purpose for which it was organized to limit its activities to those of an investment company. On July 6, 1983 the Registrant commenced an Offer to Purchase all of the Registrant's Common Stock tendered by its shareholders at a price of $9.10 per share in cash. The Offer to Purchase was completed on September 2, 1983. The foregoing transactions, which were approved by the shareholders of the Registrant at the Registrant's Special Meeting of Shareholders held on June 30, 1983, are described in greater detail in pages 4-12 of the Registrant's Proxy Statement dated June 7, 1983, which pages are incorporated herein by reference.

     The Registrant commenced business as an investment company upon consummation of the Sale and completion of the Offer to Purchase. On October 6, 1983 the Registrant filed a Notification of Registration on Form N-8A with the Securities and Exchange Commission pursuant to Section 8(a) of the Investment Company Act of 1940 in order to register as a closed-end diversified management investment company.

     There have been no bankruptcy, receivership or similar proceedings nor any other material reorganization, readjustment of the debts of Registrant, or succession during the past five years.

          (c) During the past three years no affiliated person of the Registrant had any material interest, direct or indirect, in any transaction involving the purchase of any material amount of assets presently held by the Registrant or any of its subsidiaries, other than in the ordinary course of business.

          (d) The Registrant's Common Stock was traded on the American Stock Exchange until October 4, 1983, at which time the Common Stock was delisted because of the Sale. There is presently no established public trading market for the Registrant's Common Stock and such Common Stock is not listed on a stock exchange. Closed-end investment companies' securities frequently trade for amounts less than net asset value.

     There is set forth below in tabular form the high and low price of the Registrant's Common Stock on the American Stock Exchange prior to its being delisted and the volume of trading thereon, by quarters for the last three fiscal years, as reported to the Registrant by the National Quotation Bureau, Inc. The American Stock Exchange was the principal market in which such Common Stock was traded.

                                                      Price Per Share                    Volume
                                                      ---------------                    ------
                                                 High                  Low             (in shares)
                                                 ----                  ---
           Fiscal Year Ended
              June 27, 1981

           First Quarter                        $7-1/8                 $4                 149,600
           Second Quarter                        6-3/8                 4-3/4               71,600
           Third Quarter                         6                     4-5/8              108,100
           Fourth Quarter                        7-3/8                 5-1/2              118,300


                                                      Price Per Share                    Volume
                                                      ---------------                    ------
                                                 High                  Low             (in shares)
                                                 ----                  ---
           Fiscal Year Ended
              July 3, 1982

           First Quarter                        $6-3/8                $4-3/4               55,100
           Second Quarter                        5-1/4                 4-5/8               44,800
           Third Quarter                         6                     5                   43,400
           Fourth Quarter                        5-3/8                 4-3/4               24,500

                                                      Price Per Share                    Volume
                                                      ---------------                    ------
                                                 High                  Low             (in shares)
                                                 ----                  ---
           Fiscal Year Ended
              July 2, 1983

           First Quarter                        $7-5/8                $4-3/4               89,100
           Second Quarter                        8-1/4                 6-7/8              122,800
           Third Quarter                         8                     6-1/2              120,900
           Fourth Quarter                        9                     7-1/8              262,800

     Because the Registrant operated in the library and retail bookstore businesses during its last three fiscal years and not as an investment company, there was no need to maintain, and the Registrant did not maintain records from which its daily net asset values could have been compiled. Accordingly, high and low net asset value information required by this item has been omitted.

     The per share net asset value of the Registrant at October 1, 1983 was $9.16 (unaudited), giving effect to the fair market value of the Registrant's investments at that date. The volume of trading since the conclusion of the Offer to Purchase has been minimal.

Item 7.   Investment Objectives and Policies.
          -----------------------------------

          (a) Recital of Investment Objectives. The principal investment objective of the Registrant is to seek as high a level of current interest income which is exempt from Federal income taxes as is available from tax exempt bonds, as described below, and as is consistent with prudent investment management and preservation of capital. At least 75% of the Registrant's assets are expected to be invested in tax-exempt securities. In order to minimize erosion to the value of Registrant's securities caused by inflation and an increase in interest rates, Registrant intends to primarily acquire short term and intermediate term bonds and expects that the average maturity of its portfolio will be five years. Such a policy will likely result in Registrant achieving yields which will be lower than could be realized if long-term bonds were acquired.

     Yields on tax exempt bonds are dependent on a variety of factors, including, without limitation, the general condition of the money market and of the tax exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ability of the Registrant to achieve its investment objectives is also dependent on the continuing ability of the issuers of the tax exempt bonds in which the Registrant invests to meet their obligations for the payment of interest and principal when due. There are variations in the security of tax-exempt bonds, both within a particular classification and between classifications, depending on numerous factors. Gains, if any, realized by the Registrant from the sale of tax exempt bonds (including gains which would result from the purchase of a bond at a market discount) are taxable as capital gains, short term or long term depending upon Registrant's holding period.

     The Registrant's portfolio of tax-exempt obligations may consist of any combination of general obligation bonds, revenue bonds and industrial revenue bonds and it can be expected that the ratios of such bonds will vary from time to time. It is anticipated that substantially all of the bonds which will be acquired by Registrant will be obligations issued by the State of California and by municipalities, subdivisions, agencies and instrumentalities within the state of California, the interest from which is exempt from Federal income tax in the opinion of bond counsel to the issuer.

     Up to the remaining 25% of Registrant's assets may be invested in securities of other corporations, which are either wholly owned or controlled by Registrant. Such corporations will, in turn, invest in a variety of different types of investments, including by way of example and not as a limitation, land, gold and other precious metals and investments in other business ventures. Some of these investments may be speculative and involve a high degree of risk. The primary objective in selecting these investments will be the expectation of significant appreciation in value. Registrant intends to select investments which will not generate current taxable income. There can be no assurance that Registrant will achieve its objective of asset appreciation with respect to the portion of its portfolio invested in such manner.

     From time to time the Registrant may invest available cash, on a temporary basis, to the extent legally allowed, in other investment companies which invest in municipal or other securities and which will not result in income to the Registrant subject to Federal income tax, but only in aggregate amounts of up to 10% of the Registrant's total assets and provided further that (i) not more than 15% of the Registrant's total assets may be invested in any one investment company and (ii) the Registrant will comply with the safe harbor afforded by
Section 12(d)(1)(f) of the Investment Company Act of 1940.

     The investment objectives may not be modified or changed without the approval and affirmative vote of the holders of a majority of the Registrant's outstanding voting securities. It is to be noted that the principal holders of securities of the Registrant described in Item 11(b) hereof, own sufficient shares of Registrant's Common Stock to assure any such approval and affirmative vote.

          (b) Recital of Fundamental Policies. The fundamental investment policies of the Registrant, which may not be changed without the approval of a majority of the Registrant's outstanding voting securities, are as follows:

               (1) With respect to 75% of its total assets, the Registrant may not purchase the securities of any issuer (except securities guaranteed by the United States Government, its agencies or instrumentalities) if as a result thereof more than 5% of its total assets would be invested in the securities of such issuer or if the Registrant would own 10% or more of the outstanding securities of such issuer. For the purposes of this limitation, the Registrant will regard the entity which has the ultimate responsibility for the payment of interest and principal as the issuer;

               (2) The Registrant may not borrow money, except to the extent it may borrow from banks as a temporary measure for extraordinary or emergency purposes. Any such borrowing shall be on terms approved by the Board of Directors of Registrant and the aggregate of all borrowing at any one time shall not exceed 25% of the value of Registrant's total assets.

               (3) The Registrant may not pledge, mortgage or hypothecate its assets, except that, to secure borrowings, it may pledge securities having a market value at the time of pledge not exceeding 25% of the value of the Registrant's total assets;

               (4) The Registrant may, from time to time, purchase or otherwise acquire securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market provided that the aggregate of all such securities shall be limited to not more than 25% of the Registrant's total assets;

               (5) The Registrant will not underwrite any issue of securities, except to the extent that the purchase of tax exempt bonds directly from the issuer thereof in accordance with the Registrant's investment objectives, policies and limitations may be deemed to be underwriting;

               (6) The Registrant may acquire and hold, through its investments in the securities of other companies, land, provided however, that the value of Registrant's investments in land and all other investments other than tax exempt securities shall not exceed 25% of Registrant's total assets. Such investments may be located anywhere in the United States and will be selected with a view toward the realization of long-term capital gains.

               (7) The Registrant may from time to time purchase or sell, through investments in the securities of other companies, gold and other precious metals, but Registrant will not engage in the purchase or sale of commodities or commodity contracts including futures contracts in a contract market or other futures market. At no time will Registrant's aggregate investments in gold, previous metals and all other investments other than tax exempt securities exceed 25% of Registrant's total assets;

               (8) The Registrant will not make loans, except through the purchase of a portion of an issue of debt securities in accordance with its investment objectives, policies, and limitations;

               (9) The Registrant will not make short sales of securities or purchase any securities on margin (except such short-term credits as are necessary for the clearance of transactions); or

               (10) The Registrant will not purchase or retain the securities of any issuer if, to the Registrant's knowledge, those officers of the Registrant, or those officers and directors of any investment adviser to the Registrant, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

               (11) The Registrant will not issue senior securities.

          (c) Recital of Investment Policies. There are no significant investment policies of the Registrant which are not deemed fundamental and which may be changed without shareholder approval.

          (d) Portfolio Turnover. The Registrant generally expects to hold its portfolio of securities until their respective maturity dates so that significant turnover is not anticipated. Registrant reserves the right, however, to sell any securities prior to maturity where management believes it would be desirable to do so, either to improve the portfolio's yield or to realize a capital gain, although the goal in so doing would not be to obtain short-term trading profits.

Item 8.   Tax Status.
          -----------

          (a) Registrant's Current and Proposed Tax Status. The Registrant intends to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1954, as amended (the "Code"), commencing with its fiscal year beginning July 1, 1984. Such status would allow the Registrant to avoid taxation at the corporate level on any income which it receives and distributes to its shareholders, provided that it distributed substantially all such income, and generally would permit the registrant to "pass through" to its shareholders the character of the income which it distributes to its shareholders. To qualify as a regulated investment company, the Registrant, in addition to having registered under the Investment Company Act of 1940, will be required to comply with certain investment restrictions which would require it (i) to derive at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of stock or securities (with less than 30% of its gross income being derived from the sale or other disposition of stock or securities held for less than three months) and (ii) at the end of each fiscal quarter to meet certain asset diversification requirements.

               The Registrant will not be able to qualify for the favorable tax treatment of a regulated investment company if it (i) does not have more than 100 shareholders, or (ii) has more than 100 shareholders but will be deemed to be a personal holding company
               - that is, if any five or fewer of its shareholders own directly or constructively (within the meaning of Section 544 of the Code) in the aggregate more than 50% in value of the Registrant's outstanding Common Stock at any time during the last half of any taxable year of the Registrant, and at least 60% of the Registrant's "adjusted ordinary gross income" for such taxable year is "personal holding company income." Although five or fewer shareholders of the Registrant do own more than 50% in value of the Registrant's outstanding Common Stock, the Registrant intends to avoid being classified as a "personal holding company" by investing at least 75% of its assets in tax exempt obligations, the income from which does not constitute "personal holding company income". It is expected that any investments in other than tax-exempt obligations will be made through a subsidiary corporation and that all such investments in subsidiaries will not cause Registrant to recognize any personal holding company income.

               The Registrant has not obtained a ruling from the Internal Revenue Service as to its tax status, and no assurance can be given as to what the status of the Registrant may be in the future for Federal income tax purposes. The response to this Item 8 as to the Registrant's tax status and other tax matters is based upon current law, which may be subject to change.

               Except as set forth above, the Registrant anticipates no material changes in its tax status.

          (b) Tax Treatment of Income, Dividends and Capital Gains Distributions. In order for the Registrant to qualify as a regulated investment company, the Registrant is required to distribute to its shareholders at least 90% of both its investment company taxable income (which excludes net capital gains) and its net tax exempt interest. In addition, if the Registrant invests at least 50% of the value of its total assets, determined at the close of each quarter of its taxable year, in certain obligations described in Section 103(a)(1) of the Code, the interest on which is exempt from Federal income tax, it will be able to distribute to its shareholders as dividends exempt from Federal income tax the interest earned on such obligations if it designates such dividends as tax exempt interest dividends. Additionally, Registrant may not invest more than 5% of its total assets in the securities of any one issuer. The Registrant intends to qualify as a regulated investment company for Federal income tax purposes and intends to invest at least 75% of its assets in such tax exempt obligations and to distribute substantially all of its net income to its shareholders so as to avail itself of the Code provisions described in this paragraph.

               In the event the Registrant fails to qualify as a regulated investment company for any reason, ordinary dividends distributed will be taxed to the shareholders at ordinary income tax rates and, subject to certain limitations, will qualify, in the case of eligible individuals, for the applicable dividend exclusion under the Code and, in the case of eligible corporate shareholders, for the 85% dividends received deduction available under the Code. In addition, if Registrant fails to qualify as a regulated investment company, all taxable income received by Registrant will be subject to tax at corporate income tax rates and any undistributed income will be subject to a personal holding company tax.

               Net capital gains need not be distributed to shareholders. To the extent so distributed, net capital gains will be excluded from the taxable income of the Registrant; to the extent not so distributed, net capital gains will be taxed at the corporate alternative capital gain rate applicable to ordinary corporations. Moreover, long term capital gains dividends distributed to shareholders retain their character as long term capital gains in the hands of the shareholders regardless of the holding period of any distributee shareholder. Each shareholder also is required to report as taxable long term capital gain his proportionate share of any undistributed capital gains which are designated for such purpose by the Registrant, but is allowed a tax credit in the amount equal to the tax paid by the Registrant on such proportionate share and is allowed to increase the basis of his shares of the Registrant by an amount equal to 72% of such proportionate share. Undistributed capital gains so reported are treated as having been distributed to each shareholder for purposes of any applicable alternative minimum tax.

          (c) Dividend Policy. The Registrant intends to distribute substantially all of its net income to its shareholders no less frequently than semi-annually; provided, however, that during any fiscal year in which the Registrant is unable to qualify as a regulated investment company for Federal income tax purposes, it may distribute to its shareholders only a part or none of the net investment income which it earns and net capital gains which it realized during such year. The Registrant intends to qualify as a regulated investment company for Federal income tax purposes beginning with the fiscal year commencing July 1, 1984 and, accordingly, intends to pass through to its shareholders, free from Federal income taxation the interest which the Registrant will receive on its investment in tax-exempt bonds.

               The Registrant intends to distribute all or substantially all of its net capital gains accumulated during the year annually. To the extent that any of such net capital gains are not so distributed, the undistributed portion will be subject to Federal income tax. If the Registrant sustains any capital losses as a result of its investment activities, then the Registrant may retain rather than distribute any subsequent capital gains, at least to the extent of such capital losses, so as to take advantage of capital loss carryovers, if any, available for income tax purposes.

               The Registrant does not anticipate and has not provided for the reinvestment of dividends in additional shares.

          (d) Special or Unusual Tax Aspects. There are no special or unusual tax aspects of the Registrant, other than those described above.

Item 9.   Brokerage Allocation.
          ---------------------

          (a) The Registrant paid no brokerage commissions during its three most recent fiscal years.

          (b) The Registrant intends to generally purchase its securities on a net basis from bond dealers and from banks and, therefore, does not expect to retain brokers to effect securities transactions. To the extent brokers are retained to effect securities transactions, Registrant intends to utilize brokers with a national reputation, general expertise in underwriting tax exempt securities and particular expertise with respect to the market for California tax exempt securities. The Registrant expects to select brokers who, in the judgment of management, are able to execute orders on an expeditious basis and at the best obtainable price. The provision of products or research and other services to Registrant will generally not be a factor affecting the selection of a broker. Notwithstanding the foregoing, Dean Witter Reynolds, Inc. furnishes certain services to Registrant on a regular basis including serving as custodian provision of excess surety coverage at no cost to Registrant and a "sweep account" which "sweeps" cash which becomes available so Registrant on an overnight or other short term basis into tax a tax exempt bond fund. This fund is an open-end investment company for which Dean Witter Reynolds, Inc. serves as investment adviser.

          (c)  Not applicable.

          (d)  Not applicable.

Item 10.  Pending Legal Proceedings.
          --------------------------

          Neither the Registrant, nor any subsidiary of the Registrant, is a party to any material pending legal proceedings. The Registrant does not have an investment adviser or underwriter.

Item 11.  Control Persons and Principal Holders of Securities.
          ----------------------------------------------------

          The only persons who either control the Registrant, own of record, or who are known by the Registrant to own beneficially, more than 5% of the outstanding voting securities of the Registrant are Arthur Brody and Sophie Brody, his wife. Their holdings as of December 31, 1983, were as follows:

                                          Shares of Common
           Names and                      Stock Owned             Percent
           Address of                     Beneficially as of        of
           Stockholders                   December 31, 1983        Class
           ------------                   -----------------        -----

           Arthur & Sophie                 1,361,957(2)            92.64%
           Brody (1)
           10983 Via Frontera
           San Diego, California


               By virtue of the control position of Arthur Brody, he will likely be able to determine the outcome on any matter requiring the vote of shareholders including, without limiting thereby, engagement of an investment adviser, changes in the Registrant's investment objectives and policies and director elections.

               The officers and directors of the Registrant as a group own 1,367,057 shares of the Registrant's Common Stock representing 96.17% of the outstanding stock.

____________________________________

(1) Arthur Brody generally possesses the sole power to vote and to make investment decisions with respect to all of the shares beneficially owned by him and Sophie Brody.

(2) Includes 680,272 shares directly owned by Arthur Brody individually and 636,685 shares owned by Mr. Brody as trustee under a trust agreement for the benefit of Sophie Brody.

Item 12.  Directors, Officers and Advisory Board Members
          ----------------------------------------------

     (a) The table below provides certain information regarding all officers and directors of the Registrant. The Registrant does not have an advisory board.

                                   Positions Held                       Principal Occupation
Name and Address                   With the Registrant                  During Past 5 Years
----------------                   -------------------                  ---------------------

Arthur Brody*                      Chairman and Director                Chairman of the Board
c/o BDI Investment                                                      and Chief Executive
  Corporation                                                           Officer of Nubro, Inc.,
10983 Via Frontera                                                      the general partner of
San Diego, California                                                   Brodart Co., successor
                                                                        to Bro-Dart Industries,
                                                                        formerly served in
                                                                        same capacity at Bro-
                                                                        Dart Industries (library
                                                                        supplies and retail book
                                                                        stores)

Joseph D. Largen                   President and Director               President and Chief
c/o BDI Investment                                                      Operating Officer of
  Corporation                                                           Nubro, Inc., the
10983 Via Frontera                                                      general partner of
San Diego, California                                                   Brodart Co., successor
                                                                        to Bro-Dart Industries,
                                                                        formerly served in
                                                                        same capacity at Bro-
                                                                        Dart Industries (library
                                                                        supplies and retail book
                                                                        stores)

Emil P. Martini, Jr.               Director                             Chairman of the Board
c/o Bergen Brunswig                                                     of Directors and
  Corporation                                                           Chief Executive Officer
Avenue of the Stars                                                     of Bergen Brunswig Cor-
Los Angeles, California                                                 poration (Diversified
                                                                        Health Care Services
                                                                        Company)

                                   Positions Held                       Principal Occupation
Name and Address                   With the Registrant                  During Past 5 Years
----------------                   -------------------                  ---------------------


Michael Stolper                    Director                             President, Stolper and
c/o Stolper and                                                         Company, Inc. (pension
  Company, Inc.                                                         consulting firm which
770 B Street, Suite 420                                                 is a registered invest-


San Diego, California                                                   ment adviser); President
92101                                                                   Seaport Ventures, (small
                                                                        business investment
                                                                        corporation) member, board
                                                                        of directors of High-Port
                                                                        Industries

John D. Burfeindt                  Treasurer                            Vice President,
c/o Brodart Co.                                                         Assistant Secretary
500 Arch Street                                                         and Treasurer of
Williamsport,                                                           Nubro, Inc. the general
  Pennsylvania  17705                                                   partner of Brodart Co.,
                                                                        successor to Bro-Dart
                                                                        Industries, formerly served
                                                                        in same capacity at Bro-Dart
                                                                        Industries (library supplies
                                                                        and retail book stores) 1979
                                                                        to present; vice president,
                                                                        PPD Corporation (Manu-
                                                                        facturer of plastic packaging
                                                                        products) 1976-1979.

Donald Brody*                      Secretary                            Partner in the law firm of
c/o Blumenfeld,                                                         Blumenfeld, Brody & Satz
Brody & Satz
428 Thirteenth Street
6th Floor
Oakland, California 94612

____________________________________

*Directors who are interested "persons" within the definition of Section 2(a)(19) of the Investment Company Act of 1940.

     The Registrant does not have an executive or investment committee. Donald Brody is the son of Arthur Brody. There are no other family relationships among any of the persons listed above.

     (b) Except as disclosed in the table, none of the persons listed in the table in Item 12(a) holds any position with any affiliated person of the Registrant. The Registrant does not have any underwriters.

Item 13.  Remuneration of Directors and Others
          ------------------------------------

     (a) Registrant has not completed its first full fiscal year as an investment company. During its first full year, no officer or director will be paid a salary or other compensation, except for directors' fees paid to non-officer directors at the rate of $5,000 per year and $500 for each meeting of the Board of Directors which the director attends.

          Messrs. Arthur Brody, Joseph Largen and John Burfeindt were the three highest paid officers employed by Registrant during the fiscal year ended July 2, 1983 receiving aggregate remuneration in the amounts of $165,000, $171,832 and $84,984 respectively. In addition, Messrs. Largen and Burfeindt received payments in the amount of $90,950 and $34,240 respectively as a result of the cancellation by Registrant of all outstanding stock options at the time of the sale. Information regarding pension or retirement benefits accrued or payable upon retirement to the foregoing persons would not be meaningful because the Registrant obligations under the Bro-Dart Industries Pension Plan and the Bro-Dart Industries Profit Sharing Plan were assigned to and assumed by Brodart Co. Messrs. Brody, Largen and Burfeindt are currently employed by Brodart Co. in substantially the same capacities in which they served Registrant prior to the Sale.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Not applicable.

     (e)  Not applicable.

Item 14.  Custodian, Transfer Agent and Dividend Paying Agent.
          ----------------------------------------------------

     (a)  The Registrant's custodians are:

     Dean Witter Reynolds, Inc.                 Bear Stearns & Co.
     La Flecha and Via de Santa Fe              1900 Avenue of the Stars
     P.O. Box 415                               Los Angeles, California  90067
     Rancho Santa Fe, California 92067

     (b) Registrant's current transfer agent and dividend paying agent is Fidelity Union Bank. It is anticipated, however, that as soon as practicable, Registrant will serve as its own transfer agent and dividend paying agent.

Item 15.  Investment, Advisory and Other Services.
          ----------------------------------------

     (a)  The Registrant does not have an investment adviser.

     (b) No fees, expenses and costs of the Registrant are to be paid by persons other than the Registrant.

     (c) The Registrant has no management-related service contract. Registrant is managed on a day to day basis by Arthur Brody, Registrant's Chairman and principal shareholder. Mr. Brody receives no compensation for furnishing such services to Registrant. To the extent that additional clerical and accounting services are needed, Registrant obtains those services using resources available to it.

     (d) Certain directors of the Registrant occasionally furnish advice to the Registrant with respect to the desirability of the Registrant's investing in, purchasing or selling securities or other property for which advice they receive no direct or indirect remuneration.

Item 16.  Defaults and Arrears on Senior Securities.

     (a)  The Registrant does not have outstanding any senior securities.

     (b) The Registrant does not have outstanding any capital stock as to which dividends accumulate or are in arrears.

Item 17.  Capital Stock.
          --------------
                     Common Stock.
                     -------------

     (a) The Registrant has a class of capital stock authorized consisting of 4,500,000 shares of Common Stock, $.10 par value per share, as to which the following information applies:

          (1) Holders of shares of Common Stock are entitled to one vote per share on all matters to be voted on by shareholders, including the election of directors. The holders of shares of Common Stock are entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore, and upon liquidation or dissolution of the Registrant, to receive pro rata all assets remaining available for distribution to shareholders. None of the shares is liable with respect to further calls or assessments.

          (2) The shares of Common Stock have no pre-emptive or other subscription rights and there are no conversion rights or sinking fund provisions with respect to such shares.

          (3) The Rights of holders of such stock may not be modified other than by a vote of a majority of the shares outstanding, voting as a class.

          (4) There is no restriction in the Registrant's Amended Certificate of Incorporation or in any other agreement to which it is a party on the repurchase or redemption of shares by the Registrant.

          Preferred Stock.
          ----------------

          The Registrant has authorized 500,000 preferred shares, no par value per share (the "Preferred Shares"). None of such shares have been issued or are outstanding as of the date of this Registration Statement. For a more complete description of the rights and privileges of the Preferred Shares reference is hereby made to Article FOURTH of the Amended Certificate of Incorporation of the Registrant which is Exhibit (I) to Item 4(b) of Part II and is incorporated herein by reference and qualified in its entirety by such reference.

          The Preferred Shares may be issued from time to time in one or more series, each of such series to have such voting rights, designations, preferences, relative rights, qualifications and limitations as are stated and expressed in the Amended Certificate of Incorporation or in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors. The Board of Directors may authorize one or more series of Preferred Shares and with respect to each series, to fix, by resolution or resolutions providing for the issue of such series: (i) the number of shares to constitute the series, (ii) the rate and times at which dividends will be paid and the relative dividend rights of the holders of shares of such series as related to holders of shares of another series; (iii) whether or not the shares of such series shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate; (iv) whether or not the shares of such series shall be redeemable; (v) whether or not the shares of such series shall be convertible into, or exchangeable for shares of any other class or classes or of any other series of the same or of any other class or classes of stock of the Registrant and the conversion price or prices; and (vi) whether or not and to what extent the holders of the shares of such series shall be entitled to vote, whether as a class or otherwise, and whether generally or with respect to any particular matter.

          All Preferred Shares shall be of equal rank and identical in all respects except as provided in items (i) through (vi) above.

     (b) The following table sets forth certain information as to the Registrant's capital stock as of December 31, 1983.

   (1)                    (2)                 (3)                    (4)
                                        Amount Held by       Amount Outstanding
 Title of               Amount          The Registrant       Exclusive of Amount
  Class               Authorized       Or for its Account    Shown Under (3)
--------------------------------------------------------------------------------
Common Stock         4,500,000 shares      3,600 shares       1,421,551 shares
$.10 par value

Preferred              500,000 shares         0                      0
Stock, no
Par value


Item 18.  Long-Term Debt.
          ---------------

     (a)  The Registrant does not have outstanding any class of long-term debt.

     (b)  The Registrant has no trustee with respect to long-term debt.

Item 19.  Other Securities.
          -----------------

          The Registrant has no class of authorized securities other than capital stock.


Item 20.  Financial Statements.
          ---------------------


                          INDEX TO FINANCIAL STATEMENTS
                          -----------------------------
                                                                       Page
                                                                       ----
          I.    Financial Statements for the Year
                  Ended July 2, 1983

                Opinion of Independent Certified
                  Public Accountants                                    27

                Consolidated Balance Sheets as of
                  July 2, 1983 and July 3, 1982                         28

                Consolidated Statements of Operations
                  For the Three Years Ended July 2, 1983                29

                Consolidated Statements of Changes in Stockholders'
                  Equity for the three Years Ended July 2, 1983         30

                Consolidated Statements of Changes in Financial
                  Position for the Three Years Ended July 2, 1983       31

                Notes to Consolidated Financial Statements              33

                Index to Schedules                                      42

                Schedules                                               43


          II.   Financial Statements for the Quarter
                     Ended October 1, 1983

                Consolidated Balance Sheets as of October 1,
                  1983 (Unaudited) and July 2, 1983                     46

                Consolidated Statement of Earnings - thirteen weeks
                  Ended October 1, 1983 (Unaudited)                     47

                Consolidated Statement of Earnings - thirteen weeks
                  Ended October 2, 1982 (Unaudited)                     48

                Consolidated Statement of Changes in Net Assets-
                  Thirteen weeks ended October 1, 1983 (Unaudited)      49

                Condensed Consolidated Statement of Changes in
                  Financial Position-thirteen weeks ended
                  October 1, 1983 (Unaudited)                           50

                Notes to Condensed Consolidated Financial Statements
                  (Unaudited)                                           51

                         (TOUCHE ROSS & CO. LETTERHEAD)



               OPINION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


                                                              September 15, 1983


Stockholders and Board of Directors
BDI Investment Corporation
San Diego, California

     We have examined the consolidated balance sheets of BDI Investment Corporation (formerly Bro-Dart Industries) and subsidiaries as of July 2, 1983 and July 3, 1982, and the related consolidated statements of operations, changes in stockholders' equity and changes in financial position for each of the fiscal years in the three-year period ended July 2, 1983. Our examinations were made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

     In our opinion, the financial statements referred to above present fairly the consolidated financial position of BDI Investment Corporation and subsidiaries at July 2, 1983 and July 3, 1982, and the consolidated results of their operations and the changes in their financial position for each of the fiscal years in the three-year period ended July 2, 1983, in conformity with generally accepted accounting principles applied on a consistent basis.

     Our examinations also comprehended the schedules listed in the Index at
Item 14(a)(2). In our opinion, such schedules, when considered in relation to the basic financial statements, present fairly in all material respects the information shown therein.




                          Certified Public Accountants


              BDI Investment Corporation (Formerly Bro-Dart Industries) and Subsidiaries
                                    Consolidated Balance Sheets
------------------------------------------------------------------------------------------------------
                                                                     July 2, 1983       July 3, 1982
------------------------------------------------------------------------------------------------------
         Current Assets:
            Cash                                                     $ 14,864,000      $    767,000
            Accounts receivable - less allowance
               of $335,000 in 1982                                             --         9,515,000
            Notes receivable  (Note A)                                  6,383,000                --
            Net assets of subsidiaries held for
               sale  (Note A)                                           1,458,000                --
            Federal income tax refund receivable                        1,219,000                --
            Investories  (Note B)                                              --        26,800,000
            Prepaid expenses                                                   --           702,000
------------------------------------------------------------------------------------------------------
                                            Total Current Assets       23,924,000        37,784,000
            Property, plant and equipment - net
               (Notes B, C and D)                                              --        10,538,000
            Excess of cost over net assets of
               businesses acquired  (Note B)                                   --           893,000
            Deferred charges  (Note B)                                         --           394,000
            Other assets                                                       --           693,000
------------------------------------------------------------------------------------------------------
                                                                       23,924,000        50,302,000
------------------------------------------------------------------------------------------------------
         Current Liabilities:
            Notes payable                                            $         --      $    727,000
            Accounts payable                                              153,000        12,004,000
            Accrued expenses                                              990,000         3,684,000
            Deferred revenue  (Note B)                                         --         2,172,000
            Income taxes payable and current portion
               of deferred income taxes  (Notes B and E)                1,142,000         1,450,000
            Current portion of long-term debt  (Note D)                        --           103,000
------------------------------------------------------------------------------------------------------
                                       Total Current Liabilities        2,285,000        20,140,000
            Long-term debt                                                     --         4,904,000
            Deferred income taxes  (Note E)                                    --         2,361,000

         Stockholders' Equity  (Notes A, D, F and I):
            Preferred stock, without par value:
            Preferred stock, without par value:
               Authorized, 500,000 shares
               Issued, none                                                     0                 0
            Common stock par value $.10 per share:
               Authorized, 4,500,000 shares
               Issued, 2,365,695                                          237,000           237,000
            Additional paid-in-capital                                  6,100,000         6,090,000
            Retained earnings                                          15,327,000        16,686,000
            Treasury stock at cost, 3,600 shares and
               18,200 shares, respectively                                (22,000)          (67,000)
            Cumulative effect of foreign currency
               translation  (Note B)                                       (3,000)          (49,000)
------------------------------------------------------------------------------------------------------
                                       Total Stockholder' Equity       21,639,000        22,897,000
------------------------------------------------------------------------------------------------------
                                                                     $ 23,924,000      $ 50,302,000
------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements

                       BDI Investment Corporation (Formerly Bro-Dart Industries) and Subsidiaries
                                        Consolidated Statements of Operations
       --------------------------------------------------------------------------------------------------
               Years Ended:                           July 2, 1983       July 3, 1982    June 27, 1981
       --------------------------------------------------------------------------------------------------
        Sales Revenue and other
           income:
           Net sales and revenues                    $ 105,004,000      $  90,122,000      $  93,975,000
           Other income - net                              275,000            380,000              9,000
       --------------------------------------------------------------------------------------------------
                                                       105,279,000         90,502,000         93,984,000
       --------------------------------------------------------------------------------------------------
        Costs and expenses:
           Cost of sales and revenues                   67,871,000         56,421,000         62,839,000
           Shipping and selling                         26,599,000         19,248,000         16,801,000
           General and administrative                    7,731,000          8,347,000          8,104,000
           Interest                                        997,000            851,000            991,000
       --------------------------------------------------------------------------------------------------
                                                       103,198,000         84,867,000         88,735,000
       --------------------------------------------------------------------------------------------------
        Earnings from continuing
           operations before Income Taxes
           and Extraordinary Item                        2,081,000          5,635,000          5,249,000
           Income taxes  (Notes B and E)                 1,065,000          2,791,000          2,584,000
       --------------------------------------------------------------------------------------------------
        Earnings from continuing
           operations before Extraordinary
           item                                          1,016,000          2,844,000          2,665,000
        Discontinued operations  (Note L)
           Loss from discontinued
              operations (less applicable
              Income Tax Benefit of
              $202,000 for 1983)                            66,000            125,000             15,000
           Loss on disposal of discontinued
              operations assets (less applicable
              Income Tax Benefit of
$                                                          136,000)           272,000                 --
       --------------------------------------------------------------------------------------------------
        Loss from discontinued operations
           and disposal of discontinued
           operations' assets (net of
           income taxe benefits)                           338,000            125,000             15,000
       --------------------------------------------------------------------------------------------------
        Earnings before Extraordinary Item                 678,000          2,719,000          2,650,000
        Earnings before Extraordinary Item                (678,000)        (2,719,000)        (2,650,000)
        Extraordinary Item:
        Loss on sale of substantially
           all of the Company's net assets
           (less applicable Income Taxes
           Benefit of $3,697,000)  (Note A)              1,566,000                 --                 --
       --------------------------------------------------------------------------------------------------
        Net (Loss) Earnings                          $    (888,000)     $   2,719,000      $   2,650,000
       --------------------------------------------------------------------------------------------------
        Per Common Share Data:

        Earnings from continuing operations
           before Extraordinary Item
            (Note A)                                 $        0.43      $        1.21      $        1.14
        Loss from discontinued operations                    (0.14)             (0.05)             (0.01)
        Extraordinary Item                                   (0.67)                --                 --
       --------------------------------------------------------------------------------------------------
               Net Earnings                          $       (0.38)     $        1.16      $        1.13
       --------------------------------------------------------------------------------------------------
        Average number of shares
           outstanding                                   2,355,672          2,348,556          2,347,387
       --------------------------------------------------------------------------------------------------


       See notes to consolidated financial statements


   BDI Investment Corporation (Formerly Bro-Dart Industries) and Subsidiaries
            Consolidated Statements of Changes in Stockholders Equity

-------------------------------------------------------------------------------------------------------------
                                                                                                 Cumulative
                                                                                                  Effect of
                                            Additional                                            Foreign
                              Common         Paid-in          Retained           Treasury         Currency
                               Stock         Capital          Earnings            Stock          Translation
-------------------------------------------------------------------------------------------------------------
Balance at
June 28, 1980            $    234,000     $  6,010,000     $ 12,257,000      $    (47,000)     $         --
-------------------------------------------------------------------------------------------------------------
   Dividends paid -
      $.20 per share               --               --         (470,000)               --                --
   Net earnings                    --               --        2,650,000                --                --
   Stock options
      exercised                 3,000           79,000               --                --                --
-------------------------------------------------------------------------------------------------------------
Balance at
June 27, 1981                 237,000        6,089,000       14,437,000           (47,000)               --
-------------------------------------------------------------------------------------------------------------
   Dividends paid -
      $.20 per share               --               --         (470,000)               --                --
   Net earnings                    --               --        2,719,000                --                --
   Purchase of
      treasury stock               --               --               --           (24,000)               --
   Stock options
      exercised                    --            1,000               --             4,000                --
   Foreign currency
      translation                  --               --               --                --           (49,000)
-------------------------------------------------------------------------------------------------------------
Balance at
July 3, 1982                  237,000        6,090,000       16,686,000           (67,000)          (49,000)
-------------------------------------------------------------------------------------------------------------
   Dividends paid -
      $.20 per share               --               --         (471,000)               --                --
   Net loss                        --               --         (888,000)               --                --
   Stock options
      exercised                    --           10,000               --            45,000                --
   Foreign currency
      translation                  --               --               --                --            46,000
-------------------------------------------------------------------------------------------------------------
Balance at
Balance at
July 2, 1983             $    237,000     $  6,100,000     $ 15,327,000      $    (22,000)     $     (3,000)
-------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                        BDI Investment Corporation (Formerly Bro-Dart Industries) and Subsidiaries
                                 Consolidated Statements of Changes in Financial Position
------------------------------------------------------------------------------------------------------------------------------------
               Year Ended:                                   July 2, 1983                 July 3, 1982             June 27, 1981
------------------------------------------------------------------------------------------------------------------------------------
Source         From operations
of Funds:         Earnings from continuing
                     operations before
                     extraordinary item                       $ 1,016,000                  $ 2,844,000               $ 2,665,000
                  Items not affecting working
                     capital:
                     Depreciation and amortization              2,385,000                    2,246,000                 2,055,000
                     Provision for deferred income
                       taxes                                     (249,000)                     671,000                   629,000
                                                         ------------------------------------------------------------------------
                        Funds provided from con-
                         tinuing operations before
                         extraordinary item                     3,152,000                    5,761,000                 5,349,000
                  Loss on disposal of operations                       --                           --                        --
                         Funds applied to discon-
                          tinued operations                      (338,000)                    (125,000)                  (15,000)
                                                         ------------------------------------------------------------------------
                         Funds provided from oper-
                          ations before extra-
                          ordinary item                         2,814,000                     5,636,000                 5,334,000
                  Extraordinary item - loss on
                     sale of substantially all of
                     the Company's net assets                  (1,566,000)                           --                        --
                  Net non-current assets sold
                     to Broco  (Note A)                         6,999,000                            --                        --
                                                         ------------------------------------------------------------------------
                         Funds provided from
                          extraordinary item                    5,433,000                            --                        --
                                                         ------------------------------------------------------------------------
                         Funds provided from
                          operations                            8,247,000                    5,636,000                 5,334,000
               Long-term debt acquired in
                  acquisition                                   3,349,000                           --                 4,200,000
               Reduction of other assets                           21,000                           --                        --
               Disposals of property, plant
                  and equipment                                 1,742,000                      123,000                    20,000
               Additional long-term borrowings                  2,662,000                      188,000                 7,913,000
---------------------------------------------------------------------------------------------------------------------------------
                                                               16,021,000                    5,947,000                17,467,000
---------------------------------------------------------------------------------------------------------------------------------
Applica-       Reduction of long-term debt                      5,909,000                    1,875,000                 8,790,000
tion of        Additions to property, plant and
Funds:            equipment                                     3,747,000                    2,076,000                 1,718,000
               Addition of leasehold improvements
                  and equip. through acquisition                1,825,000                      150,000                 4,773,000
               Cash dividends                                     471,000                      470,000                   470,000
               Additions to deferred charges                      175,000                      792,000                   248,000
               Additions to other assets                               --                      431,000                    77,000
               Excess of cost over net assets
                  of business acquired                                 --                      117,000                   494,000
               Other                                             (101,000)                      68,000                   (82,000)
---------------------------------------------------------------------------------------------------------------------------------
                                                               12,026,000                    5,979,000                16,488,000
---------------------------------------------------------------------------------------------------------------------------------
                  Increase/(Decrease) in
                     working capital                          $ 3,995,000                    $ (32,000)                $ 979,000
=================================================================================================================================


                      BDI Investment Corporation (Formerly Bro-Dart Industries) and Subsidiaries
                           Consolidated Statements of Changes in Financial Position (cont'd)

-----------------------------------------------------------------------------------------------------------------------------
               Year Ended:                            July 2, 1983                     July 3, 1982            June 27, 1981
-----------------------------------------------------------------------------------------------------------------------------
Changes        Increase/(Decrease) in Current
in Comp-          Assets:
onents of            Cash                                 $ 14,097,000                   $ (187,000)               $ 254,000
Working              Accounts receivable                    (9,515,000)                  (1,157,000)              (3,037,000)
Capital:             Notes receivable                        6,383,000                            -                        -
                     Federal income tax
                       refund receivable                     1,219,000                            -                        -
                     Inventories                           (26,800,000)                   1,818,000                2,510,000
                     Prepaid expenses                         (702,000)                     274,000                  (59,000)
                     Other                                   1,458,000                            -                        -
-----------------------------------------------------------------------------------------------------------------------------
                                                           (13,860,000)                     748,000                 (332,000)
-----------------------------------------------------------------------------------------------------------------------------
               Increase/(Decrease) in Current
                  Liabilities:
                     Notes payable                             727,000                      699,000                 (426,000)
                     Accounts payable                       11,851,000                      323,000                1,695,000
                     Accrued expenses                        2,694,000                     (605,000)                (896,000)
                     Deferred revenue                        2,172,000                     (233,000)                 (55,000)
                     Income taxes payable and
                       current portion of deferred
                       income taxes                            308,000                     (947,000)                 902,000
                     Current portion of long-
                       term debt                               103,000                      (17,000)                  91,000
-----------------------------------------------------------------------------------------------------------------------------
                                                            17,855,000                     (780,000)               1,311,000
-----------------------------------------------------------------------------------------------------------------------------
                  Increase/(Decrease) in
                     working capital                       $ 3,995,000                    $ (32,000)               $ 979,000
=============================================================================================================================

See notes to consolidated financial statements.

                           BDI INVESSTMENT CORPORATION
                 (FORMERLY BRO-DART INDUSTRIES) AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


A.    Sale of Net Assets:
      -------------------

On July 1, 1983, the Company sold substantially all of its assets subject to substantially all of its liabilities, excluding those of its Canadian operations and the Bro-Dart International, Inc. (DISC) to Broco, a newly formed general partnership, for $14,379,243. Broco's partners consist of Nubro, Inc., a newly organized corporation, and Brojo, a newly formed limited partnership. Brojo's partners consist of Nubro, Inc. and Goldome Bank for Savings, a New York mutual savings bank. Broco, which will continue to operate the business of Bro-Dart Industries substantially as it has been conducted, has changed its name to Brodart Co. Arthur Brody and Joseph Largen who are officers and directors of the Company, are also officers and directors of Nubro, Inc.

As part of the above sale of the Company's net assets, the Company entered into agreements to sell the stock of its Canadian subsidiaries and Bro-Dart International, Inc. to subsidiary of Broco for approximately $1,435,000 at a later date. The Sale of the Canadian Stock is subject to the Company obtaining Canadian government (FIRA) approval, but is anticipated to occur before July 6, 1984.

Prior to the sale of its net assets, the Company sold its administrative and manufacturing facilities, located in Williamsport, Pennsylvania, for $6,383,000 (note receivable collected July 5, 1983) to an unrelated third party.

As a prerequisite of the sale of the Company's net assets, the stock options of the Company were cancelled immediately prior to the sale (see Note I). Other costs relating to the sale of the company's net assets, including professional services, aggregated approximately $1,755,000.

The Company intends to register as an investment company under the Investment Company Act of 1940. The Company, which changed its name to BDI Investment Corporation after July 2, 1983, offered its shareholders the option of redeeming their shares for $9.10 per share or having the equivalent amount per share remain in the investment company. The offer to repurchase shares of the Company's stock expired on September 2, 1983 with $8,475,000 being paid to shareholders for redemption of approximately 931, 365 shares.

B.    Summary of Significant Accounting Policies:
      -------------------------------------------

Principles of Consolidation

The consolidated financial statements include the accounts of BDI Investment Corporation and its wholly-owned subsidiaries.

All material intercompany profits, transactions and balances have been eliminated.

The Company's Canadian subsidiaries and Bro-Dart International, Inc. (sold July 6, 1983) are recorded as Net Assets of Subsidiaries Held for Sale since the Company has signed a commitment to sell the stock of these companies to Brodart Sales Company, a subsidiary of Broco.

Inventories

Inventories of the library division are stated at the lower of most (first-in, first-out basis) or market and consist principally of books, library supplies and furniture. Leased books are carried at amortized cost which approximates market. Inventories of the retail division consist of books; office, art and engineering supplies; gifts and furniture and are stated at the lower of cost or market, determined by the retail inventory method.

Property, Plant and Equipment

Property, plant and equipment, carried at cost, are depreciated on a straight-line basis over the estimated useful lives of the assets.

Excess of Cost Over Net Assets of Businesses Acquired

These amounts are amortized on a straight-line basis over their estimated life of thirty years.

Deferred Charges

The Company amortizes deferred charges over the periods to be benefited, generally one to five years.

Deferred Revenue

The Company receives advance payments from certain customers. Such amounts are recognized as revenue when earned.

Investment Tax Credits

Investment tax credits are included in the current tax provision in the year in which they are realized for tax purposes.

Earnings Per Share

Net earnings per common share is based on the weighted average number of shares of common stock outstanding during the respective years. For Fiscal 1983, 1982 and 1981, the dilutive effect of shares issuable upon the exercise of outstanding stock options or upon the conversion of subordinated debentures is not material and has therefore not been reflected in the computation. The stock options were cancelled and subordinated debentures repurchased prior to the sale of the net assets (Note A).

Foreign Currency Translation:

The Company adopted the provisions relating to foreign currency translation for the year ended July 3, 1982, as recommended by Statement of Financial Accounting Standards No. 52.

Fiscal Year

The Company's fiscal year ends on the Saturday nearest the end of June. All years presented represent 52-weeks with the exception of 1982, which is a 53-week year.

C.      Property, Plant and Equipment:
        ------------------------------

        ______________________________________________________________________________________
                                                                               July 3, 1982
        ______________________________________________________________________________________
        Land and land improvements                                            $      121,000
         Buildings and improvements                                                2,444,000
         Machinery, furniture and equipment                                       10,541,000
         Leasehold improvements                                                    5,320,000
         Capital projects in progress                                                314,000
        ______________________________________________________________________________________
                                                                                  18,740,000
         Less - accumulated depreciation and amortization                          8,202,000
        ______________________________________________________________________________________
                                                                                  10,538,000
        ______________________________________________________________________________________

D.      Long-term Debt:
        ---------------
        ______________________________________________________________________________________
                                                                               July 3, 1982
        ______________________________________________________________________________________

       Promissory notes                                                            4,200,000
       5% convertible subordinated debenture
          maturing Nov. 1, 1987                                                      414,000
        Mortgage loans (interest rates 2% to 6%                                      132,000
        Other debt (interest rates 8 5/8                                             261,000
        ______________________________________________________________________________________
                                                                                   5,007,000
        Less amount due within 1 year                                                103,000
        ______________________________________________________________________________________
                                                                                   4,904,000
        ______________________________________________________________________________________


The Company's long-term debt was repaid during the year or the liability was assumed by Broco as part of the sale of the Company's assets (see Note A).

E.      Income Taxes
        ------------

        ________________________________________________________________________________________
                                                        Year Ended
        ________________________________________________________________________________________

                                   July 2, 1983         July 3, 1982              June 27, 1981
          Current and
          Current Deferred:
            Federal                  $779,000            $1,196,000               $1,329,000
            State                     234,000               442,000                  317,000
            Foreign                   301,000               334,000                  295,000
        ________________________________________________________________________________________
                                   $1,314,000            $1,972,000               $1,941,000
        ________________________________________________________________________________________

        Deferred:
            Federal                 $(235,000)             $610,000              $   516,000
            State                     (14,000)               61,000                  114,000
            Foreign                        --                    --                   (1,000)
        ________________________________________________________________________________________
                                     (249,000)              671,000                  629,000
        ________________________________________________________________________________________
                                   $1,065,000            $2,643,000               $2,570,000
        ________________________________________________________________________________________


The current federal tax provision includes investment tax credits (net of recapture of $170,000 and $130,000 in 1982 and 1981, respectively. During 1983 there was no investment tax credit claimed

The effective income tax rate is reconciled to the federal rate as follows:

        ________________________________________________________________________________________
                                                           Year Ended
        ________________________________________________________________________________________

                                     July 2, 1983          July 3, 1982           June 27, 1981
            Federal tax rate             46.0%                46.0%                     46.0%
            State taxes                   5.7                  5.1                       4.1
            Investment tax credit          --                 (3.2)                     (2.5)
            Other                         (.5)                 1.4                       1.6
        ________________________________________________________________________________________
                                         51.2%                49.3%                     49.2%
        ________________________________________________________________________________________

As a result of the extraordinary item, the loss on the sale of substantially all of the Company's net assets to Broco (Note A), an income tax benefit of $3,697,000 was incurred. The income tax benefit arises from an income tax refund on the loss on the sale of net assets, elimination of previously established deferred taxes on assets sold and net of capital gain taxes payable on the sale of the Company's Williamsport property.

Deferred taxes result from timing differences in the recognition of revenue and expense for tax and financial statement purposes. The Company's most significant timing difference arises from the valuation of certain inventories on subsidiary books and for income tax purposes using the last-in, first-out (LIFO) method, while the Company, for consolidated financial reporting purposes, values such inventories on the basis of first-in, first-out (FIFO) cost resulting in current deferred taxes of $(1,318,000) and $674,000 in 1983 and 1982, respectively. Timing differences relating to certain charges which were deferred for financial statement purposes but deducted currently for tax purposes resulted in deferred taxes of $(377,000), $394,000 and $715,000 in 1983, 1982, and 1981,
respectively. In the same period, deferred taxes arising from the use of different depreciation methods for tax and financial statement purposes were $(1,139,000), $192,000, and $60,000, respectively. As a result of the agreement to sell the company's wholly-owned Domestic International Sales Corporation
(DISC) in conjunction with the sale of substantially all of the Company's net assets, previously deferred taxes of $143,000 have become currently payable. Also as a result of the sale of the net assets which will be followed by the liquidation of the Company's United States subsidiaries, deferred taxes of $354,000 previously provided on the gain from early redemption of subordinated debentures will be permanently excluded from taxable income.

For purposes of the provision from operations, United States income taxes which would result from the remittance to the Company of the earnings of its Canadian subsidiaries, accumulated in prior years, have not been provided, as a substantial portion of these earnings has been permanently reinvested. Foreign tax credits arising from dividends paid out of the current earnings offset United States income taxes applicable to such dividends in 1982 and 1981. The Company will incur United States income taxes payable of approximately $124,000 if the anticipated sale of the Canadian Subsidiaries transpires (Note A) during fiscal 1984.

F.     Acquisition
       -----------

On July 16, 1982, the Company acquired for approximately $3,000,000, a substantial portion of the assets, liabilities, and business of Burrows Bros. Inc., a retail store chain in Northeast Ohio which sells books, greeting cards and office supplies.

On April 30, 1982, the Company purchased for cash and short-term notes, substantially all of the assets and the product lines of Albert M. Lock & Son, Inc. of Boston, Massachusetts; a manufacturer and distributor of colonial and bentwood rocking chairs, and contemporary tables and chairs.

On September 29, 1980, the Company purchased for $4,002,000 all the outstanding capital stock of the J. K. Gill Company, Limited including twenty-seven retail stores which sell books, greeting cards, and gifts, as well as office, art and engineering supplies, and a commercial furnishings division in Oregon and Washington.

These acquisitions have been accounted for under the purchase method and accordingly the results of their operations have been included in the consolidated financial statements from the respective dates of acquisition.

Proforma information has not been presented because such information is not available for the portion of the businesses acquired.

G.     Commitments and Contingencies:
       ------------------------------

Lease Commitments:

Minimum rental commitments as of July 2, 1983 are as follows for all noncancellable operating leases:

______________________________________________________________________________
                                         Machinery
                                            And
Fiscal Year           Real Estate        Equipment                 Total
______________________________________________________________________________
    1984              $3,099,000        $   725,000           $  3,824,000
    1985               2,891,000            534,000              3,425,000
    1986               2,730,000            309,000              3,039,000
    1987               2,514,000            211,000              2,725,000
    1988               2,331,000              9,000              2,340,000
    1989-1993          8,323,000                 --              8,323,000
    1994-1998          1,024,000                 --              1,024,000
______________________________________________________________________________
Total                $22,912,000         $1,788,000            $24,700,000
______________________________________________________________________________


Certain leases provide for additional rental payments based upon sales and the expenses of the lessor including property taxes and insurance. Some Real estate leases provide renewal options for five years.

Total rent expense for the fiscal years ended July 2, 1983, July 3, 1982, and June 27, 1981 was $5,064,000, $3,832,000, and $2,835,000, respectively.

Contingencies:

After the sale of the Company's net assets (see Note A), the Company remains contingently liable in the approximate amount of $24,700,000 for leases expiring between 1984 and 1998 and for all its liabilities in the event of nonpayment by the acquirer.

H.     Pension and Profit-Sharing Plans:
       ---------------------------------

The pension and profit sharing plans of the Company and any related liability have been assumed by Broco as part of the sale of the Company's net assets.

Effective December 1, 1978, the Company terminated the accrual of benefits for its employees under its qualified pension plan and began providing benefits retroactive to July 2, 1978 under a profit-sharing plan. The pension fund assets exceeded the actuarially computed value of vested benefits by $53,000 at January 1, 1979, the last valuation date. The profit-sharing plan provides for a minimum contribution by the Company on behalf of its employees based on the Company's net income each year and allows for a discretionary contribution as determined by the Board of Directors. The Company makes annual contributions to the Plan equal to the amount accrued for profit-sharing expense.

The total expense for the profit-sharing plan for the fiscal years ended July 2, 1983, July 3, 1982, and June 27, 1981 was $250,000, $596,000, and $580,000,
respectively. There was no provision required for the pension plan in these years.

I.     Stock Options:
       --------------

As a prerequisite of the sale of the Company's net assets (see Note A), the Company paid $298,000 to holders of all outstanding stock options, which represents the difference between $9.10 and the exercise price of such options, multiplied by the number of shares (60,000) subject to such options. No stock options were outstanding as of July 2, 1983.


J. Industry Segments:
---------------------

Year Ended                                                       July 2, 1983       July 3, 1982      June 27, 1981
                                                           ---------------------------------------------------------
                                                                            (In Thousands of Dollars)
                                                           ---------------------------------------------------------
Revenue:
           Library Division                                         $  53,626           $ 53,111           $ 63,548
           Retail Division                                             51,378             37,011             30,427
                                                           ---------------------------------------------------------
                                                                    $ 105,004           $ 90,122           $ 93,975
                                                           ---------------------------------------------------------

Operating Profit:
           Library Division                                           $ 7,286           $ 10,748            $ 8,770
           Retail Division                                              1,309              2,304              3,855
                                                           ---------------------------------------------------------
                                                                        8,595             13,052             12,625
           Other Income - Net                                             275                380                  9
           Corporate expenses                                          (5,792)            (6,946)            (6,394)
           Interest expense                                              (997)              (851)              (991)
           Earnings from continuing operations before
                                                           ---------------------------------------------------------
              income taxes & extraordinary item                       $ 2,081            $ 5,635            $ 5,249
                                                           ---------------------------------------------------------

Capital Expenditures:
           Library Division                                             $ 665              $ 515              $ 411
           Retail Division                                              3,974              1,259              4,576
           Corporate                                                    1,084                328              1,359
                                                           ---------------------------------------------------------

           Total                                                      $ 5,723            $ 2,102            $ 6,346
                                                           ---------------------------------------------------------

Depreciation:
           Library Division                                             $ 515              $ 442              $ 378
           Retail Division                                              1,219                767                524
           Corporate                                                      331                379                400
                                                           ---------------------------------------------------------

           Total                                                      $ 2,065            $ 1,588            $ 1,302
                                                           ---------------------------------------------------------

Identifiable Assets:
           Library Division                                               $ -           $ 24,977           $ 25,139
           Retail Division                                                  -             18,486             16,628
           Corporate                                                   22,705              4,299              4,679
                                                           ---------------------------------------------------------

                                                                     $ 22,705           $ 47,762           $ 46,446
                                                           ---------------------------------------------------------

Operating profit was computed as total revenue before other income less associated operating expenses, which exclude general corporate expenses, interest expense and income taxes.

Revenues from the Library Division are derived from two product classes: 1) Book distribution and library services and 2) Manufacture and distribution of library supplies and equipment. The sales contributed by each product class for the last three fiscal years were:

________________________________________________________________________________
                                           Manufacture and
                                          Distribution of
Fiscal         Book Distribution          Library Supplies
 Year         and Library Services         and Equipment              Total
________________________________________________________________________________
1983              $ 34,331                   $  19,295              $ 53,626
1982                36,834                      16,277                53,111
1981                48,916                      14,632                63,548
________________________________________________________________________________

The Company's library division is to a large extent dependent upon customers whose funds are public in origin. No individual customer accounted for more than ..7% of total sales and revenues in Fiscal 1983.

Earnings before income taxes for the Company's Canadian subsidiaries were $   in
fiscal 1983, $650,000 is fiscal 1982 and $535,000 in fiscal 1981.

K. Quarterly Financial Information (Unaudited):


The unaudited quarterly results of operations for fiscal 1983 and 1982 were as follows (in thousands except per share data):


------------------------------------------------------------------------------------------------------------------------------
                                                                                              Earnings Before
                                             Earnings       Earnings                        Extraordinary Item
                Sales                          from           from              ----------------------------------------------
               and Other       Gross        Continuing    Discontinued                          Per Common            Net
Qtr.             Income        Profit       Operations     Operations           Amount             Share             Earnings
------------------------------------------------------------------------------------------------------------------------------
1983
-------

1st             $ 23,275       $ 8,601          $ 224          $ (14)             $ 210             $ 0.09              $ 210
2nd               31,356        11,373          1,039            (99)               940             $ 0.40                940
3rd               26,069         9,527            364            (89)               275             $ 0.12                275
4th               24,579         7,907           (611)          (136)              (747)           $ (0.82)            (1,918)
       -----------------------------------------------------------------------------------------------------------------------
Total          $ 105,279      $ 37,408        $ 1,016         $ (338)             $ 678            $ (0.21)            $ (493)
       -----------------------------------------------------------------------------------------------------------------------

1982
-------
1st             $ 20,620       $ 7,345          $ 361          $ (28)             $ 333             $ 0.14              $ 333
2nd               26,165         9,619          1,170            (23)             1,147             $ 0.49              1,147
3rd               21,501         8,079            603            (49)               554             $ 0.24                554
4th               22,216         9,038            710            (25)               685             $ 0.29                685
       -----------------------------------------------------------------------------------------------------------------------
Total           $ 90,502      $ 34,081        $ 2,844         $ (125)           $ 2,719             $ 1.16            $ 2,719
       -----------------------------------------------------------------------------------------------------------------------

Due to the seasonal nature of the Company's expanded retail operations, extrapolation of the results of operations for any quarter will not approximate results for a full year.

L.         Fourth Quarter Results: (unaudited)

In the fourth quarter ended July 2, 1983, the Company had a net loss of $747,000 before an extraordinary charge, compared to net earnings of $685,000 for the comparable period of fiscal 1982. The principal reasons for the adverse results in the fourth quarter were costs related to discontinued operations, adjustments in valuation of certain inventories, and inventory shrinkage.

Discontinued Operations:

During August 1982 the Company sold its Library Recordings Division for the value of its net assets and during June 1983 closed its Commercial Furnishings Division. As of July 3, 1983 there were no remaining assets of these divisions. Revenues of the discontinued operations for the three fiscal years ended July 2, 1983 were as follows:

                                    July 2, 1983        July 3, 1982      June 27, 1981
                                    ------------        ------------      -------------
Library Recordings                  $    58,000         $  676,000        $   615,000

Commercial Furnishings                3,392,000          6,420,000          4,276,000

Total Discontinued Operations       $ 3,450,000          7,096,000          4,891,000
                                    ===========         ==========        ===========

                           BDI INVESTMENT CORPORATION
                         (FORMERLY BRO-DART INDUSTRIES)
                               INDEX TO SCHEDULES


SCHEDULE         DESCRIPTION                                              PAGE
--------         -----------                                              ----

   II            Amounts Receivable from Related Parties and               35
                 Underwriters, Promoters, and Employees Other
                 Than Related Parties

  VIII           Valuation and Qualifying Accounts                         36

   X             Supplementary Income Statement Information                37

                                            BRO-DART INDUSTRIES AND
                                     BRO-DART INDUSTRIES AND SUBSIDIARIES

                    SCHEDULE II - AMOUNTS RECEIVABLE FROM RELATED PARTIES AND UNDERWRITERS,
                              PROMOTERS AND EMPLOYEES OTHER THAN RELATED PARTIES


-------------------------------------------------------------------------------------------------------------
         Column A                Column B       Column C           Column D                   Column E
-------------------------------------------------------------------------------------------------------------
                                                                                               Balance
                                                                  Deductions             at End of Period (1)
                                                            -----------------------   -----------------------
                                  Balance
                                at Beginning                 Amounts      Amounts
       Name of Debtor            of Period     Additions    Collected   Written Off    Current     Not Curren
---------------------------     -----------    ---------    ---------   -----------   ---------    ----------
Year Ended July 2, 1983:
   J. Largen, President and
   Chief Operating Officer        $130,000     $ 49,000     $179,000(2)  $     --      $     --     $      --
                                  ========     ========     ========     ========      ========     =========


Year Ended July 3, 1982:
   J. Largen, President and
   Chief Operating Officer        $147,000     $     --     $ 17,000     $     --      $ 14,000      $116,000
                                  ========     ========     ========     ========      ========      ========


Year Ended June 27, 1981:
   J. Largen, President and
   Chief Operating Officer        $ 28,000     $137,000     $ 18,000     $     --      $ 13,000     $134,000
                                  ========     ========     ========     ========      ========     ========



          (1) Includes a total of $100,000 Non-interest bearing notes (contingent upon employment for 5 years from date of notes) dated March 17, 1981 and June 18, 1981and a note receivable with interest at 6% payable in equal monthly installments to 1985

          (2) $153,000 of the amount collected was due to the sale of the assets to Brodart Co.

                                               BRO-DART INDUSTRIES AND SUBSIDIARIES
                                      SCHEDULE VIII - VALUATION AND QUALIFYING ACCOUNTS


                                                                          Additions
                                                          ----------------------------------
                                       Balance at           Charged to      Charged to                                  Balance at
                                      Beginning of           Costs and      Other Accounts -        Deductions-           End of
Description                              Period              Expenses        Describe                Describe             Period
---------------------------------    ---------------      --------------   -----------------      ----------------     -----------

ALLOWANCE FOR DOUBTFUL ACCOUNTS:

   Year Ended July 2, 1983:            $ 335,000            $ 271,000                               $ 606,000 (B)      $     --

   Year Ended July 3, 1982:              301,000              173,000             --                 139,000  (A)        335,000

   Year Ended June 27, 1981:             200,000              290,000             --                 189,000  (A)        301,000



NOTE:

A - Write-off of bad debts

B - Of the total deductions of $606,000, $246,000 was written off to bad debt expense in the normal course of business, while $360,000 was sold to Broco as part of the Sale of assets described in Note A.

                           BDI INVESTMENT CORPORATION
                         (FORMERLY BRO-DART INDUSTRIES)

             SCHEDULE X - SUPPLEMENTARY INCOME STATEMENT INFORMATION


________________________________________________________________________________
     Column A                                          Column B
________________________________________________________________________________

                                             Charged to
                                             Costs and Expenses
________________________________________________________________________________
                                Year Ended       Year Ended        Year Ended
                               July 2, 1983     July 3, 1982      June 27, 1981
________________________________________________________________________________

Maintenance and Repairs         $  878,000      $ 1,232,000       $   835,000

Advertising costs                2,324,000        1,296,000         1,175,000


All other required information has been omitted since it is either less than 1% of total revenues or is presented in the financial statements or notes thereto.


                               BDI INVESTMENT CORPORATION
                     (FORMERLY BRO-DART INDUSTRIES) AND SUBSIDIARIES
                               CONSOLIDATED BALANCE SHEETS

                                                             October 1, 1983    July 2, 1983
                                                             ---------------    ------------
                                                               (Unaudited)    (Condensed From
                                                                             Audited Statements)
ASSETS:
           Cash and Cash Equivalents                          $  1,692,000      $ 14,864,000
           Notes Receivable (Note A)                                    --         6,383,000
           Interest Receivable                                     330,000                --
           Net Assets of Subsidiaries
              Held for Sale (Note A)                                    --         1,458,000
           Federal Income Tax Refund                             1,070,000         1,219,000
           Investments, At Market Value
               (Cost $12,167,724) (Note C)                      12,097,000                --

                                                              $ 15,189,000      $ 23,924,000
                                                              ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY:

           LIABILITIES:
             Accounts Payable                                 $     36,000      $    153,000
             Payable for Investments Purchased                     672,000                --
             Accrued Expenses                                      191,000           990,000
             Income Taxes Payable                                1,248,000         1,142,000

           STOCKHOLDERS EQUITY:
             (Note D)
             Preferred Stock, Without Par Value:
               Authorized, 500,000 Shares, Issued None                  --                --
             Common Stock, Par Value $.10 Per Share:
               Authorized, 4,500,000 Shares, Issued
               2,365,595 Shares, outstanding 2,365,695
                shares and 1,427,576 Shares, respectively          143,000           237,000
             Additional Paid-In Capital                          3,679,000         6,100,000
             Retained Earnings                                   9,242,000        15,327,000
             Less-Treasury Stock at Cost, 3,600 Shares             (22,000)          (22,000)
             Cumulative Effect of Foreign Currency
                Translation                                             --            (3,000)
             Total Stockholders' Equity                       $ 13,042,000      $ 21,639,000

                                                              $ 15,189,000      $ 23,924,000
                                                              ============      ============


See notes to condensed consolidated financial statements.

                           BDI INVESTMENT CORPORATION
                 (FORMERLY BRO-DART INDUSTRIES) AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS

                                                                            Unaudited
                                                                       Thirteen Weeks Ended
                                                                         October 1, 1983
                                                                         ---------------
INVESTMENT INCOME:                                          (NOTE C)
  Interest                                                                $    211,000
  Dividends                                                                      5,000
                                                             216,000
EXPENSES:
  Accounting and Legal                                        44,000
  Taxes                                                        8,000
  Other Operating                                              2,000           (54,000)
                                                                          ------------
NET INVESTMENT INCOME                                                     $    162,000
                                                                          ============
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized loss from investment transactions
  Proceeds from Sales                                                     $ 10,011,000
  Cost of Investments Sold (identified cost basis)                        $ 10,015,000
                                                                          ------------

  Net Realized Loss                                                             (5,000)

  Unrealized decrease in value of investments
    Beginning of Year                                                               --
    End of Quarter                                                             (71,000)

  Net Unrealized decrease in value of investments                              (71,000)

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS                                                          $    (76,000)
                                                                          ============
EARNINGS OF CANADIAN SUBSIDIARIES HELD
  FOR SALE, NET OF INCOME TAXES OF $21,000                                $     21,000
                                                                          ============
LOSS ON SALE OFD SUBSIDIARIES HELD FOR SALE
  NET OF INCOME TAXES OF $124,000                                         $   (171,000)
                                                                          ============
NET LOSS                                                                  $    (64,000)
                                                                          ============
NET LOSS PER COMMON SHARE                                                 $       (.04)
                                                                          ============
AVERAGE NUMBER OF SHARES OUTSTANDING                                      $  1,685,647
                                                                          ============

See note to condensed consolidated financial statements.

                           BDI INVESTMENT CORPORATION
                 (FORMERLY BRO-DART INDUSTRIES) AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS


                                                      Unaudited
                                                 Thirteen Weeks Ended
                                                    October 2, 1982
                                                 --------------------

Net Sales and Other Revenues                          $24,920,000

Costs and Expenses:
           Cost of Sales and Revenues                  16,028,000
           Shipping and Selling                         6,167,000
           General and Administrative                   1,958,000
           Interest                                       354,000

                                                       24,507,000
                                                      -----------
Earnings Before Income Taxes                              413,000

Income Taxes                                              203,000
                                                      -----------

Net Earnings                                          $   210,000
                                                      ===========

Net Earnings Per Common Share                                 .09
                                                      ===========

Average Number of Shares Outstanding                  $ 2,347,688
                                                      ===========



            See notes to condensed consolidated financial statements.

                           BDI INVESTMENT CORPORATION
                 (FORMERLY BRO-DART INDUSTRIES) AND SUBSIDIARIES
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                Unaudited
                                                          Thirteen Weeks Ended
                                                             October 1, 1983
                                                          ---------------------
FROM INVESTMENT ACTIVITIES:                                   $    162,000
           Net Investment Income                                    (5,000)
           Net Unrealized Loss on Investments                      (71,000)

             Increase in Net Assets Derived
               From Investment Activities                           86,000

FROM CAPITAL SHARE TRANSACTION
           Common Stock Repurchased and Cancelled
             (938,119 shares)                                   (8,536,000)

             Decrease in Net Assets Derived from
               Capital Share Transactions                       (8,536,000)

FROM SUBSIDIARIES ACTIVITIES
           Net Earnings of Canadian Subsidiaries                    21,000
           Loss on Sale of Canadian Subsidiaries                  (176,000)
           Gain on Sale of DISC                                      5,000
           Cumulative effect of Foreign Currency                     3,000

             Decrease in Net Assets Derived from
               Subsidiaries Activities                            (147,000)

NET DECREASE IN NET ASSETS                                      (8,597,000)

NET ASSETS:
           Beginning of Year                                    21,639,000

           End of Year                                          13,042,000
                                                              ============


See notes to condensed consolidated financial statements.


                           BDI INVESTMENT CORPORATION
                 (FORMERLY BRO-DART INDUSTRIES) AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENT OF CHANGES
                              IN FINANCIAL POSITION
                                                                     Unaudited
                                                               Thirteen Weeks Ended
                                                                  October 2, 1982
                                                               ---------------------
SOURCE OF FUNDS:
           From Operations:
             Net earnings                                           $   210,000
             Add items not affecting working capital:
                 Depreciation                                           487,000
                 Amortization                                           297,000
                      Funds provided from operations                    994,000

Addition of long-term borrowings for acquisition                      3,349,000
Additional long-term borrowings                                       1,016,000
Disposal of property, plant and equipment                                60,000
Other                                                                    17,000
                                                                      5,436,000
APPLICATION OF FUNDS:
           Additions to property, plant and equipment                 1,657,000
           Additions of plant and equipment through acquisition       1,120,000
           Reduction of long-term debt                                  790,000
           Additions to deferred charges                                177,000
           Cash dividends                                               235,000
                                                                      3,979,000

                     Increase/(Decrease) in working capital         $ 1,457,000
                                                                    ===========
DETAIL OF CHANGES IN WORKING CAPITAL:
           (Decrease)/Increase in current assets:
             Cash                                                   $  (312,000)
             Accounts receivable                                      1,438,000
             Inventories                                              3,563,000
             Prepaid expenses                                           325,000
                                                                    $ 5,014,000
Decrease/(Increase) in Current Liabilities:
           Notes payable                                             (1,512,000)
           Accounts payable                                          (1,879,000)
           Other liabilities                                           (166,000)
                                                                     (3,557,000)

           Increase/Decrease in working capital                     $ 1,457,000
                                                                    ===========


See notes to the condensed consolidated financial statements

                           BDI INVESTMENT CORPORATION
                 (FORMERLY BRO-DART INDUSTRIES) AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
            Thirteen Weeks Ended October 1, 1983 and October 2, 1982


A.   Sale of Net Assets:

     On July 1, 1983, the Company sold substantially all of its assets subject to substantially all of its liabilities, excluding those of its Canadian operations and the Bro-Dart International, Inc. (DISC: to Broco, a newly formed general partnership, for $14,379.243.

     As part of the above sale, the Company entered into agreements to sell the stock of its Canadian Subsidiaries and Bro-Dart International, Inc., to a subsidiary of Broco for approximately $1,435,000 at a later date. On July 5, 1983 and September 30, 1983 the DISC and Canadian subsidiaries, respectively, were sold to Broco.

     Prior to the sale of its net assets, The Company sold its administrative and manufacturing facilities, located in Williamsport, Pennsylvania, for $6,383,000 (note receivable collected July 5, 1983) to an unrelated third party.

     The Company registered as an investment company under the Investment Company Act of 1940 on October 6, 1983. The results of Operations for the quarter ended October 1, 1983 are those of an investment company and are not comparable with any prior quarterly operations.

B.   Condensed Consolidated Financial Statements:
     --------------------------------------------

     The consolidated balance sheet as of October , 1983, the consolidated statements of earnings for the thirteen week periods ended October 1, 1983 and October 2, 1982, the statement of changes in net assets for the thirteen week period ended October 1, 1983 and the condensed consolidated statement of changes in financial position for the thirteen week period ended October 2, 1982 have been prepared by the Company, without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and changes in net assets and financial position at October 1, 1983 and for all periods presented have been made.

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed consolidated financial statements be read in conjunction with the financial statements and notes thereto included in the Company's July 2, 1983 annual report to shareholders.

                           BDI INVESTMENT CORPORATION
                 (FORMERLY BRO-DART INDUSTRIES) AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
            Thirteen Weeks Ended October 1, 1983 and October 2, 1982



C.   Investments

     The investment portfolio primarily includes tax-exempt bonds, which are valued at the last bid price on the last business day of the quarter.

     Security transactions are recorded on the trade date. Interest income is accrued and recorded based upon settlement date.

D.   Stockholders' Equity

     The Company offered its shareholders the option of redeeming their shares for $9.10 per share or having the equivalent amount per share remain in the investment company. The offer to purchase shares of the Company's stock expired on September 2, 1983. As of October 1, 1983, 938,119 shares had been tendered and cancelled by the Company with the following changes in Stockholders' Equity during the quarter:


                                                                       Cumul.
                                                                       Effect of
                               Additional                              Foreign
                    Common      Paid-In        Retained       Treas.   Currency
                    Stock       Capital        Earnings       Stock    Transl.
Balance at
July 2, 1983       $237,000    $6,100,000    $15,327,000    $(22,000) $(3,000)

Net Loss                                         (64,000)

Share Redemp.       (94,000)   (2,421,000)    (6,021,000)
(938,119 shares)

Canadian
Subsidiary Sale                                                        3,000

Balance at
                   --------    ----------     ----------    --------   -----
October 1, 1983    $143,000    $3,679,000     $9,242,000    $(22,000)    -0-
                   ========    ==========     ==========    ========   =====

Part II.  OTHER INFORMATION
          -----------------

Item 1.   Marketing Arrangements
          ----------------------

           Not Applicable.

Item 2.   Other Expenses of Issuance and Distribution
          --------------------------------------------

          Not Applicable.

Item 3.   Indemnification.
          ----------------

     Subsection (2) of Section 3-5, Title 14A, of the New Jersey Business Corporation Act empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a corporate agent (i.e., a director, officer, employee or agent of the corporation or a person serving at the request of the corporation as a director, officer, trustee, employee or agent of another corporation or enterprise), against reasonable costs (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

     Subsection (3) of Section 3-5 empowers a corporation to indemnify a corporate agent against reasonable costs (including attorneys' fees) incurred in connection with any proceeding by or in the right of the corporation to procure a judgment in his favor which involves such corporate agent if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct unless and only to the extent that the Superior Court of New Jersey or the court in which such action or suit was brought shall determine that despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Section 3-5 further provides that to the extent a corporate agent has been successful in the defense of any action, suit or proceeding referred to in subsections (2) and (3) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) incurred by him in connection therewith; that indemnification provided for by Section 3-5 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him, or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 3-5. Article Ninth of Registrant's Amended Certificate of Incorporation provides:

          "Any present or future director or officer of the corporation and any present or future director or officer of any subsidiary or other corporation serving as such at the request or election of the corporation because of the corporation's interest in such other corporation and the legal representative of any such director or officer, shall be indemnified by the corporation against reasonable costs and expenses exclusive of any amount paid to the corporation in settlement, and counsel fees paid or incurred in connection with any action, suit or proceeding to which any such director or officer or his legal representative shall be made a party by reason of his being or having been such director officer; provided (1) said action, suit or proceeding shall be prosecuted against such director or officer or against his legal representative to a final determination, and it shall not be finally adjudged in such action, suit or proceeding that he had been derelict in the performance of his duties as such director or officer; or (2) said action, suit or proceeding shall be settled or otherwise terminated as against such officer or director or his legal representative without a final determination on the merits, and it shall be determined by the Board of Directors that said director or officer had not in any substantial way been derelict in the performance of his duties as charged in such action, suit or proceeding."

     Registrant has applied for and intends to obtain Directors' and Officers' Liability Coverage. The policy will indemnify Registrant, its officers and directors and the officers and directors of its subsidiary corporations against certain claims and losses in an aggregate amount yet to be determined, but probably $1 million. The coverage of such policy will include liabilities arising under the Securities Act of 1933 and the Investment Company Act of 1940. Certain limitations exist upon the extent to which officers and directors may benefit from such insurance.

Item 4.   Financial Statements and Exhibits
          ---------------------------------

(a)       Financial Statements:

          All required Financial Statements and Schedules are included in Item 20, Part I of this Registration Statement.

(b)       Exhibits:

          (1)  Certificate of Incorporation as amended and now in effect;

          (2)  By-Laws as amended and as now in effect;

          (3)  None;

          (4)  Specimen certificate of common shares, $.10 par value, per share;

          (5)  None;

          (6)  None;

          (7)  Not Applicable;

          (8)  None;

          (9) Custodian Agreements between the Registrant and Bear Stearns & Co. and Dean Witter Reynolds, Inc. will be filed by amendment.

          (10) None;

          (11) Not Applicable;

          (12) Consent of Touche Ross & Co. independent certified public accountants;

          (13) Not Applicable;

          (14) None;

          (15) None.

All other exhibits have been omitted from the Registration Statement because the information is either not applicable or not required. Pursuant to Rule 8b-23 under the Investment Company Act of 1940, copies of the following documents are filed herewith because of the incorporation by reference of certain parts of them in answer or partial answer to certain items of the Registration Statement:

          (1)  Registrant's Definitive Proxy Statement, dated June 1, 1983

Item 5.   Persons Controlled by or under Common Control With Registrant
          -------------------------------------------------------------

There are currently 6 wholly owned subsidiaries of Registrant, the financial statements for which have been consolidated with those of the Registrant. Substantially all of the assets of each of the subsidiaries were transferred on July 2, 1983 to Brodart Co. in connection with the Sale. Each of the subsidiaries had adopted a plan of liquidation but has not been dissolved.

Item 6.   Number of Holders of Securities
          -------------------------------

The information in this table is furnished as of December 31, 1983.

           Title of Class                             Number of Record Holders
           --------------                             ------------------------

           Common Shares, $.10                                   221
           Par value

           Preferred Shares,                                       0
           No par value

Item 7.   Location of Accounts and Records
          --------------------------------

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Arthur Brody, 10983 Via Frontera, San Diego, California. In addition, certain records are maintained at the offices of Brodart Co., 500 Arch Street, Williamsport, Pennsylvania 17705.

Item 8.   Business and Other Connections of Investment Adviser
          ----------------------------------------------------
          Not applicable.

Item 9.   Management Services
          -------------------

          None.

Item 10.  Undertakings
          ------------

          Not Applicable.


                                    SIGNATURE


          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and State of California, on the 6th day of January, 1984.


                                             BDI Investment Corporation

                                             --------------------------
                                                     (Registrant)


                                             By: /s/ Arthur Brody
                                                 ----------------------------
                                                 Arthur Brody, Chairman

                                     BYLAWS

                                       OF

                           BDI INVESTMENT CORPORATION

                        AS AMENDED THROUGH JUNE 30, 1990

                                    ARTICLE I
                                Offices and Seal

         Section 1. Offices.  The registered  office of the corporation shall be
                    --------
65 Livingston Avenue, Roseland, New Jersey. The principal place of business of the corporation shall be at such location within or without the State of New Jersey as the Board of Directors may from time to time direct. The corporation may also have such other offices, at such other locations, within or without the State of New Jersey, as the Board of Directors may from time to time direct.

         Section 2. Seal. The seal of the corporation  shall be circular in form
                    -----
and shall have the name of the corporation and the words and numerals "Incorporated N.J. 1955" in the circumference and a design consisting of the letters "BD" in the center.

                                   ARTICLE II
                            Meetings of Shareholders

         Section 1. Annual Meeting. An annual meeting of the shareholders of the
                    ---------------
corporation shall be held on such day during the months of October, November or December of each year, and at such hour, as shall be fixed by the board of directors and designated in the notice of meeting. At such annual meeting, the shareholders shall elect a board of directors and transact such other business as may be brought before the meeting. The annual meeting of shareholders may be dispensed with, and the election of directors and such other action requiring shareholder approval accomplished, by the execution of a written consent in lieu of such meeting signed by all shareholders who would have been entitled to vote for directors upon such other action if the meeting had been held. If no annual meeting has been held on the date fixed in the manner set forth above and no written consent in lieu of such meeting has been executed by shareholders as above provided, the board of directors shall cause a meeting of shareholders to be held, or a written consent in lieu thereof to be executed, as soon after such fixed date as shall be convenient, for the purposes above set forth.

         Section 2. Special  Meetings.  Special meetings of the shareholders may
                    ------------------
be called, for any purpose or purposes, by the Chairman or the President. Special meetings shall be called by the Secretary, or, in the case of death, absence, incapacity or refusal of the Secretary, by any other officer, upon the written request of a majority of the Board of directors or upon the written request of shareholders who hold, in the aggregate, at least 25% of the shares of stock of the corporation then issued, outstanding and entitled to vote at such meeting provided that such written request by the directors or by the shareholders sets forth the purpose or purposes of the proposed special meeting. A special meeting of shareholders may be dispensed with, and any action requiring shareholder approval accomplished, by the execution of a written consent in lieu of such meeting signed by all shareholders who would have been entitled to vote upon such action if the meeting had been held.

         Section 3. Location. Annual and special meetings of the shareholders of
                    ---------
the corporation shall be held at such place in the States of New Jersey, California, Pennsylvania, or New York as the Board of Directors may from time to time designate. The Location of each meeting shall be stated in the notice of the meeting.

         Section 4. Notice of Meeting.  Written notice of the place,  date, hour
                    ------------------
and purpose or purposes of each meeting of shareholders--whether an annual or special meeting--shall be mailed or delivered to each shareholder entitled to vote at such meeting, not less than ten (10) nor more than sixty (60) days prior to the meeting. A meeting of shareholders may be held without prior written notice thereof, if all the shareholders entitled to vote at such meeting shall execute, before or at such meeting, a written waiver of notice setting forth the place, date, hour and purpose or purposes thereof.

         Section 5. Quorum. The presence in person or by proxy of the holders of
                    -------
one-third of the issued and outstanding shares of capital stock of the corporation shall be necessary and sufficient to constitute a quorum for the transaction of business at all meetings of the shareholders. If not enough shareholders shall be present at a meeting, in person or by proxy, to constitute a quorum, those shareholders who are present and who would have been entitled to vote at the meeting shall have the power to adjourn the meeting from time to time, until enough shareholders shall be present to constitute a quorum.

         Section 6.  Adjournment.  Meetings of shareholders  may be adjourned at
                     ------------
such time and place in the States of New Jersey, California, Pennsylvania, or New York as the majority of stockholders at the meeting shall determine and announce at that meeting, and no further notice of an adjourned meeting need be given. At such adjourned meeting, provided a quorum is present, in person or proxy, any business may be transacted as could have been transacted at the meeting which was adjourned.

         Section  7.  Voting.  At all  meetings  of  shareholders,  each  person
                      -------
entitled to vote, and present at the meeting in person or by proxy, shall have one vote for each full share of capital stock of the corporation eligible to vote and standing in his name on the books of the corporation. Persons receiving the greatest number of votes shall be elected directors. All matters other than election of directors shall be determined by the vote of the holders of a majority of the shares present in person or by proxy at such meeting.

         Section 8. Proxies.  Any  shareholder of record entitled to vote may be
                    --------
represented at any regular or special meeting of the shareholders by a duly appointed proxy. All proxies shall be written and properly signed, but shall require no other attestation, and shall be filed with the secretary of the meeting before being voted. No proxy shall be voted more than one year after its date. The attendance at any meeting of the shareholder who may have previously given a proxy shall not have the effect of revoking the proxy unless the shareholder attending the meeting shall, in writing, so notify the secretary of the meeting at any time prior to the voting of the proxy. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of one of them, unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

         Section 9. Inspectors of Election.  At each meeting of the shareholders
                    -----------------------
at which an election of a director is to be held, or a vote is to be taken, the presiding officer shall appoint two (2) or more inspectors of election, none of whom shall be a candidate for the office of director. The inspectors of election shall, before entering upon their duties, take and subscribe an oath faithfully to hold and conduct the election of directors and all other votes of shareholders. They shall then take the votes of the shareholders and make a report thereof to the presiding officer. Voting for the election of directors or on any other matter need not be by ballot.

         Section 10. List of Shareholders. The Secretary or other officer of the
                     ---------------------
corporation who shall have charge of its transfer books and the stock books, shall prepare, at least ten (10) days before each meeting, a complete list of the shareholders of record entitled to vote thereat, arranged in alphabetical order, with the post office address of each shareholder and the number of shares held. Such list, and the transfer books and stock books of the corporation, shall be open to the examination of any shareholder at all times during the usual hours for business at the principal office of the corporation during said ten-day period, and shall be produced at the time and place of the meeting and shall remain there during the meeting.

                                   ARTICLE III
                                   Directors

         Section 1. Number and Election.  The property,  affairs and business of
                    --------------------
the corporation shall be managed by it board of directors, which shall consist of not less than three nor more than eleven members. The board of directors from time to time shall fix the number of directors within the limits set forth above. The board of directors shall be elected by the shareholders of the corporation each year at the regular annual meeting of shareholders and shall hold office until the next succeeding annual meeting of the shareholders and thereafter until their successors are elected and qualified.

         Section 2.  Qualifications.  Each director shall be at least twenty-one
                     ---------------
years of age. Directors need not be United States citizens or residents of the State of New Jersey.

         Section 3.  Resignation  and  Removal.  Any  director may resign at any
                     --------------------------
time. Any director may be removed for cause by a majority vote of the directors then in office.

         Section 4.  Vacancies.  Any vacancy in the board of directors  existing
                     ----------
for any reason whatsoever, including a vacancy caused by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even though their number may not be sufficient to constitute a quorum. A director so elected to fill a vacancy shall hold office until the next succeeding annual or special meeting of the shareholders and thereafter until the successor is elected and qualified.

         If a director shall resign from the board effective at a future date a majority of the directors then in office, including the director who has so resigned, may, by the affirmative vote of a majority (even though their number may not be sufficient to constitute a quorum) fill such vacancy the vote thereon to take effect when such resignation shall become effective. A director so elected to fill a vacancy shall hold office from the effective date of his predecessor's resignation until the next succeeding annual or special meeting of the shareholders and thereafter until his successor is elected and qualified.

         A vacancy or vacancies in the board of directors shall be deemed to exist in the case of the death, resignation, or removal of any director, or if the authorized number of directors shall be increased. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

         The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. A director so elected shall hold office from the date of his election to the next succeeding annual meeting of shareholders and thereafter until his successor is elected and qualified.

                                   ARTICLE IV
                              Meetings of the Board

         Section 1. Place.  The board of directors of the  corporation  may hold
                    ------
meetings, both regular and special, either within or without the State of New Jersey, at such time or times and place or places as shall be determined by the board of directors.

         Section 2. Regular Meeting.  Regular meetings of the board of directors
                    ----------------
shall be held without notice at such times and places as the board of directors shall from time to time prescribe by resolution; provided, however, that a regular meeting of the board of directors shall be held without notice immediately following the adjournment of each annual meeting of shareholders at such place as the board of directors shall prescribe by resolution.

         Section 3. Special Meeting.  Special meetings of the board of directors
                    ----------------
may be called by the Chairman or the President at his own behest and shall be called by the President upon receipt of a written request for such a meeting signed by any two directors. Such special meeting shall be held on at least two days' notice to each director if such notice is given personally or by telegram, or by at least four days' notice to each director if such notice is given by mail. Any such notice shall state the time and place at which, and the purpose or purposes for which, such meeting is to be held. The board of directors may meet to transact any business at any time and place without notice, provided, however, that every member of the board shall be present, or that any member or members not present shall waive notice of such meeting in writing before or at such meeting.

         Section 4. Quorum. At any meeting of the board of directors, a majority
                    -------
of the board shall be necessary and sufficient to constitute a quorum for the transaction of business, but if a quorum should not be present, a lesser number may adjourn the meeting to some future date not more than thirty days later, and the Chairman, the President or Secretary of the corporation shall give written notice of the time and place of such adjourned meeting.

         Section 5.  Voting.  All  questions  coming  before the board  shall be
                     -------
determined and decided by a majority vote without regard to class. Each director shall be entitled to one vote at all meetings of the board.

         Section 6. Action Without Meeting. The board may act without a meeting
                    -----------------------
if, prior or subsequent to such action, each member of the board shall consent in writing to such action. Such written consent or consents shall be filed in the minute book of the corporation.

         Section 7. Establishment of Committees. At any meeting of the board of
                    ----------------------------
directors, an executive committee or such other committees as the board may deem necessary, consisting of one or more directors, may be appointed by the board, and such committees shall possess and exercise such powers and authority as the directors shall specify in the resolution appointing them. The board shall have the power, with respect to established committees, to

         (a)   fill any vacancy in any such committee;

         (b) appoint one or more directors to serve as alternate members of any such committee to act in the absence or disability of members of any such committee with all the powers of such absent or disability of members of any such committee with all the powers of such absent or disabled members;

         (c)   any such committee at its pleasure, and

         (d) remove any director from membership on such committee at any time, with or without cause.

         Section 8. Presiding Officer and Secretary of Committees. The chairman
                    ----------------------------------------------
of the board shall be the chairman of each committee on which he serves, and at his option he may appoint another member of the committee to act as chairman. Each other committee on which the chairman of the board does not serve shall choose one of its members to act as chairman. Each committee shall from time to time designate a secretary of the committee, who shall either be a member of the committee or the secretary or an assistant secretary of the corporation, to keep a record of its proceedings.

         Section 9. Meetings of Committees. Each committee  shall adopt its own
                    -----------------------
rules of procedure and shall meet at such stated times as it may by resolution, appoint, and whenever called together by the chairman of the board or president. If the committee establishes regular meeting dates, it shall not be necessary to give notice of any such regular meeting. Notice of every special meeting shall be given in the manner and within the time periods specified in Section 3 of this Article IV with respect to notices of special meetings of the board of directors. Notice of any special meeting may be waived in writing by all of the absent members of the committee either before or after the meeting.

         Section 10. Quorum for Committee  Meeting.  A quorum at any meeting of
                     ------------------------------
any committee shall be not less than one-half (1/2) of the entire committee. Every act or decision done or made by a majority of the directors present at a committee meeting duly held at which a quorum is present shall be regarded as the act of the committee.

         Section 11. Action  Without Committee  Meeting.  Any committee may act
                     -----------------------------------
without a meeting if, prior or subsequent to such action, each member of the committee shall consent in writing to such action. Such written consent or consents shall be filed in the minute book of the corporation.

         Section 12. Reports  of  Committee  Actions.  Actions   taken  by  any
                     --------------------------------
committee, whether at a committee meeting or by written consent, shall be reported to the board at the next board meeting following such action.

                                    ARTICLE V
                                     Notices

         Section 1.  Form and  Delivery. Notices to directors  and  shareholders
                     -------------------
shall be in writing and may be delivered personally or by mail or telegram. Notice by mail shall be deemed to be given at the time when deposited in the post office or a letter box, in a post-paid, sealed wrapper and addressed to the director or shareholder at his address appearing on the records of the corporation. Notices given personally or by telegram shall be deemed to be given when delivered to the address of the director or shareholder appearing on the records of the corporation.

         Section  2. Waiver.  Whenever  a notice is  required  to be given by a
                     -------
statute, the certificate of incorporation or these by-laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or at the time stated therein, shall be deemed equivalent to such notice. In addition, any shareholder attending a meeting of shareholders in person or by proxy, without protesting prior to the meeting or at its commencement the lack of notice thereof to him, and any director attending a meeting of the board of directors or any committee of the board without protesting prior to the meeting or at its commencement such lack of notice shall be conclusively deemed to have waived notice of such meeting.

                                   ARTICLE VI
                                    Officers

         Section 1.  Designation.  The officers of the corporation  shall be the
                     ------------
Chairman, the President, one or more vice presidents, a secretary, a treasurer, and such assistant secretaries and assistant treasurers, and such additional officers as the board of directors may from time to time deem advisable.

         Section 2.  Term of Office. The officers shall be elected by a majority
                     ---------------
vote of the whole board of directors, annually, at the first regular meeting after the annual meeting of the shareholders, and they shall hold office until their respective successors are elected and shall have qualified.

         Section 3.  Chairman, Vice Chairman and President.
                     --------------------------------------
         A. Chairman of the Board.  The Chairman of the Board shall be the chief
            ----------------------
executive officer of the corporation. He shall preside at all meetings of the shareholders and at all meetings of the directors. He shall, subject only to the direction and control of the board of directors, have general charge of, supervision over and responsibility for the business and affairs of the corporation. He shall generally possess such powers and perform such duties as usually pertain to his office or to the office of the president.

         B. Vice  Chairman  of the Board.  The Vice  Chairman of the Board shall
            -----------------------------
preside at meetings of the shareholders and at meetings of the directors in the event of the absence or inability to act of the Chairman of the Board, and shall perform such duties and possess such powers as shall be delegated to him by the Chairman of the Board.

         C. President. The President shall be the chief operating officer of the
            ----------
corporation. He shall perform such duties as the chairman of the board shall direct and shall generally possess such powers and perform such duties as usually are incident to the office of the President, including power to supervise the business and activities of the corporation and to instruct, direct and control its other officers, agents and employees.

         Section 4. Vice Presidents. The corporation shall have one or more vice
                    ----------------
presidents as shall be determined from time to time by the board of directors. The board of directors may designate one of the vice presidents as executive vice president. The vice presidents, in the order of their seniority, shall have and exercise all the powers and duties of the President in case of his absence or inability to act and shall perform such duties and possess such powers as shall be assigned to them by the board of directors or by the President with the approval of the board of directors. The board of directors shall also determine the order in which the vice presidents shall assume the authority of the President in his absence. Unless otherwise ordered by the board of directors, any vice president may sign contracts or other instruments authorized either generally or specifically by the board of directors.

         Section 5. Secretary. The secretary shall cause notices of all meetings
                    ----------
to be served as prescribed in these by-laws, shall keep the minutes of all meetings of the shareholders, board of directors, and all committees of the board of directors or shareholders, and shall have charge of the seal of the corporation, the corporate records and the transfer and registration of the capital stock of the corporation. He shall attest the execution of contracts and other instruments signed in the name of the corporation authorized and proper in the conduct of its business, and may affix the corporate seal thereto. He shall perform such other duties and possess such other powers as are incident to this office or as are assigned to him by the President or the board of directors. If required by law, he shall be sworn to the faithful discharge of his duties.

         Section 6. Treasurer. The treasurer shall have the custody of the funds
                    ----------
and securities of the corporation and shall keep or cause to be kept regular books of account for the corporation. He shall account to the President or the board of directors, whenever they may require, concerning all his transactions as treasurer and concerning the financial condition of the corporation. The treasurer shall perform such other duties and possess such other powers as are incident to his office or as shall be assigned to him by the President or the board of directors. The treasurer shall not be required to give bond for the faithful discharge of his duties.

         Section 7. Assistant  Secretaries.  Assistant secretaries shall perform
                    -----------------------
all of the duties and responsibilities of the secretary on such occasions on which the secretary shall be unavailable to perform the duties of the office, and shall perform all other duties and exercise all other powers as shall be assigned to them by the board of directors or by the President with the approval of the board of directors.

         Section 8. Assistant Treasurers. Assistant treasurers shall perform all
                    ---------------------
of the duties and responsibilities of the treasurer on such occasions on which the treasurer shall be unavailable to perform the duties of the office, and shall perform all other duties and exercise all other powers as shall be assigned to them by the board of directors or by the President with the approval of the board of directors.

         Section 9.  Removal  or  Suspension.  Any  officer  may be  removed or
                     ------------------------
suspended, with or without cause, by the vote of a majority of the whole board of directors.

         Section 10.  Vacancies.  A vacancy for any reason in any office may be
                      ----------
filled by the vote of a majority of the whole board of directors.

         Section 11.  Dual Office. One person may hold two or more offices in
                      ------------
the corporation, except that the same person shall not be both President and Secretary of the corporation.

                                   ARTICLE VII
                               Share Certificates

         Section  1. Form and  Signature.  The  certificates  for  shares of the
                     --------------------
capital stock of the corporation shall be in such form as shall be determined by the board of directors and shall be numbered consecutively and entered in the books of the corporation as they are issued. Each certificate shall exhibit the registered holder's name and the number of shares, and shall be signed by the Chairman, the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall bear the seal of the corporation or a facsimile thereof. Where any such certificate is countersigned by a transfer agent, or registered by a registrar, the signature of any corporate officer may be a facsimile signature. In case any officer who signed, or whose facsimile signature or signatures were placed on, any such certificate shall have ceased to be such officer before such certificate is delivered by the corporation, it may nevertheless be issued and delivered by the corporation with the same effect as if such person had not ceased to be such officer of the corporation.

         Section 2.  Description   of  Rights  and   Preferences.   All  share
                     --------------------------------------------
certificates issued by the corporation shall contain on the face or back - or shall state that the corporation will furnish to any shareholder upon request and without charge - a full statement of the rights and preferences of the shares to which the certificate relates.

         Section 3.  Lost  Certificates. The board of directors may direct a new
                     -------------------
share certificate or certificates to be issued in place of any certificate or certificates previously issued by the corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

         Section 4. Registration of Transfer. The stock of the corporation shall
                    -------------------------
be assignable and transferable on the books of the corporation only by the person in whose name it appears on said books or his legal representatives. Upon surrender to the corporation or any transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation or such transfer agent to issue a new certificate to the person entitled thereto, to cancel the old certificate and record the transaction upon its books. Except as provided herein or by the laws of the State of New Jersey, the corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner and the corporation shall be entitled to hold liable to assessment a person registered on its books as owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it received express or other notice thereof.

         Section 5.  Record  Date for  Dividends  or Rights.  For the purpose of
                     ---------------------------------------
determining the shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action affecting the interests of shareholders, the board of directors may fix, in advance, a record date. Such date shall be not more than sixty nor less than ten days before the date of any such meeting or more than sixty days prior to any other action. In each such case, except as otherwise provided by law, only such persons as shall be shareholders of record on the dates so fixed shall be entitled to receive payment of any dividend or the allotment of rights, or otherwise to be recognized as shareholders for the related purpose, notwithstanding any registration of transfer of shares on the books of the corporation after any such record date so fixed.

                                  ARTICLE VIII
                               General Provisions

         Section  1. Instruments  under  Seal.  All  deeds,  bonds,  mortgages,
                     -------------------------
contracts, and other instruments requiring a seal may be signed in the name of the corporation by the chairman or president or by any other officer authorized to sign such instrument by the chairman or the president.

         Section 2.  Checks.  All checks or demands for money and notes or other
                     -------
instruments evidencing indebtedness or obligations of the corporation shall be signed by any one or more officers or employees whom the chairman of the board or president may from time to time designate, subject to the direction of the board of directors.

         Section 3. Fiscal Year. The fiscal year of the corporation shall end on
                    ------------
the Saturday in June or July which is nearest to the last day in June, and the fiscal year shall begin on the day immediately following the end of the preceding fiscal year.

         Section  4. Employee  Benefit  Plans.  The board of  directors  of the
                     -------------------------
corporation shall have the power to adopt, and from time to time to alter, amend or repeal, plans for

         a. The issue or the purchase and sale of its capital stock to any or all of its employees and those actively engaged in the conduct of the business of the corporation or to trustees on their behalf, and the payment for such stock in installments or at one time, with or without the right to vote thereon pending payment therefor in full, and for aiding any such employees and other persons in paying for such stock by contributions, compensation for services or otherwise.

         b. The participation by all or any of its employees and those actively engaged in the conduct of the business in the profits of the corporation enterprise or any branch or division thereof. Such participation may be based upon length or nature of service, amount of compensation paid or shares owned, or upon such other basis as the board of directors may select for the purpose. Benefits under such plans may be paid in cash or by delivery of shares of the corporation's capital stock - whether treasury shares, or authorized but unissued shares, or shares purchased by the corporation for the purpose of funding the plan - or in such other manner as the board of directors may select for the purpose.

         c. The furnishing to its employees, wholly or in part at the expense of the corporation, of medical services, insurance against accident, sickness or death, pensions during old age, disability, or unemployment, education, housing, social services, recreation or other similar aids for their relief or general welfare.

         Section 5.  Amendments.  The board of directors shall have the power to
                     -----------
alter, amend, repeal or supplement these by-laws at any regular meeting or at any special meeting of the board called for that purpose. These by-laws, including any such changes adopted by the board of directors, may also be altered, amended, repealed or supplemented by vote of the holders of a majority of the shares of capital stock of the corporation present in person or by proxy at any annual or special meeting of the shareholders. By-laws altered, amended, repealed, or supplemented by the board of directors. If any by-law regulating an impending election of directors should be adopted, amended or repealed by the board, there shall be set forth in the notice of a meeting of shareholders for such election of directors the by-laws so adopted, amended or repealed together with a concise statement of the changes made.

         Section 6.  Director  Loans.  The  corporation  may lend  money to, or
                     ----------------
guarantee any obligation of, or otherwise assist any director who is an officer of the corporation or of any subsidiary, whenever, in the judgment of the board of directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation, provided that neither Arthur Brody nor his spouse or children, nor George Bonsall, shall be eligible for such loans, guarantees or other assistance. Any such loan, guarantee or other assistance may be made only when authorized by a majority of the entire board of directors and may be made with or without interest and whether unsecured or secured in such manner as the board shall approve, including, without limitation, by a pledge of shares of the corporation, and may be made upon such other terms and conditions as the board may determine. A director who is also an officer of the corporation shall be disqualified from voting on any loan, guarantee or other assistance proposed to be made to him or her pursuant to this section. The statutory power of the board of directors to make such loans and guarantees and to provide other assistance to employees of the corporation other than directors shall not in any way be limited to this section.

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           BDI INVESTMENT CORPORATION


         Pursuant to N.J.S.A. 14A:9-5, this constitutes a restated certificate of incorporation for BDI Investment Corporation, a New Jersey corporation.

         FIRST: The name of the corporation is BDI Investment corporation.

         SECOND: The location of the current registered office is 65 Livingston Avenue, Roseland, New Jersey 07068, and the agent therein and in charge thereof, upon whom process against this corporation may be served is Alan V. Lowenstein.

         THIRD: The purposes for which this corporation is formed are to carry on the business of an investment company, investing, reinvesting, acquiring, holding for investment or otherwise, buying, selling, assigning, transferring, exchanging or otherwise disposing of (i) cash and cash items; (ii) securities of different types and classes, including without in any way limiting the generality thereof, stocks, bonds, notes, debentures and certificates of interest or participation, and certificates, receipts, warrants or other instruments representing rights to receive, purchase, or subscribe for same, or evidencing or representing any other interests therein, created or issued by person, partnerships, trusts, firms, associations, corporations, combinations, organizations, governments or subdivisions thereof; (iii) real and personal property of all descriptions, and any interests therein; and (iv) to do all things necessary or incidental thereto.

         FOURTH: The total authorized capital stock of the corporation shall be 5,000,000 shares consisting of (1) 500,000 shares of Preferred Stock without nominal or par value; and (2) 4,500,000 shares of Common Stock, par value $.10 per share.

         The  voting  powers  and   designations,   preferences   and  relative,
participating, optional or other special rights, and the qualifications, restrictions, or limitations thereof are as follows:

         A. Preferred  Stock.
            -----------------
         Shares of Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. Each such series shall be distinctly designated by the Board of Directors. Before any dividends shall be paid on the Common Stock, shares of Preferred Stock of any series shall be entitled to receive dividends at the rate established for such series by the Board of Directors. Before any distribution is made with respect to the Common Stock upon dissolution, liquidation, or winding up of the affairs of the corporation, shares of Preferred Stock of any series shall be entitled to receive the amount payable upon dissolution liquidation, or winding up of the affairs of the corporation specified for such series by the Board of Directors in connection with the creation of that series. Except in respect of the particulars to be fixed by the Board of Directors for each series permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular except that, in the case of a series entitled to cumulative dividends, shares issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

         The preferences and relative, participating, optional and other special rights of each series and the qualifications, limitations and restrictions thereof, if any, may differ from those of any others series at any time outstanding to the extent permitted by law and by this certificate of incorporation. The Board of Directors of the corporation is hereby expressly granted authority to fix, by resolutions duly adopted prior to the issuance of any shares of a particular series (to the extent permitted by law in effect when such resolutions are adopted), the designations, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions of such series, including the following: (1) the number of shares constituting such series; (2) the rate and times at which, and the terms and conditions on which, dividends on Preferred Stock of such series will be paid; (3) the right, if any, of the holders of the Preferred Stock of such series to convert the same into, or exchange the same for, shares of other classes or series of stock of the corporation and the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion price or rate in such events as the Board of Directors shall determine; (4) the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed; (5) the rights of the holders of Preferred Stock of such series upon the voluntary or involuntary dissolution, liquidation or winding up of the corporation; (6) the terms or amount of any sinking fund provided for the purchase or redemption of the Preferred Stock of such series; (7) if permitted by law in effect at the time of the effective date of the resolution of the Board of Directors creating any such series, provisions making dividends payable with respect to Preferred Stock of such series cumulative, non-cumulative or partially cumulative; (8) if permitted by law in effect at the time of the effective date of the resolution of the Board of Directors creating any such series, provisions giving the Preferred Stock of such series no voting rights, multiple, limited or special voting rights and to specify those voting rights; and (9) if permitted by law in effect at the time of the effective date of the resolution of the Board of Directors creating any such series, provisions making dividends payable with respect to the Preferred Stock of such series fully participating, partially participating, or non-participating.

         If the Board of Directors is not permitted by law in effect on the effective date of a resolution creating any such series to alter the characteristics of a series as specified in paragraphs 7, 8, and 9 above, then the shares of stock of any such series shall be entitled to cumulative dividends, shall be non-participating and shall have one vote per share and, except as otherwise required by law in effect on the effective date of such resolution, shall vote as one class with the Common Stock on all matters to come before the Stockholders.

         B. Common Stock.
            -------------
         1) Dividends. Subject to the preferences and other rights of the Preferred Stock as fixed in the resolution or resolutions of the Board of Directors providing for the issue of such Preferred Stock, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid out of funds legally available therefor upon the Common Stock from time to time.

         2) Rights Upon Liquidation, Dissolution, or Winding Up. In the event of any liquidation, dissolution, or winding up of the affairs of the corporation, after payment to the holders of Preferred Stock of the amounts to which they are entitled pursuant to the resolution or resolutions of the Board of Directors providing for the issue of such Preferred Stock, the holders of the Common Stock shall be entitled to share ratably per share in all assets then remaining subject to distribution to the stockholders.

         3) Voting Rights. At every meeting of the stockholders of the corporation, every holder of Common Stock shall be entitled to one (1) vote per share.

                  (a) any resolution, motion or corporate action which shall require the vote of the stockholders may be validly adopted, authorized or approved by the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote on such resolution, motion or corporate action.

                  (b) the majority voting requirements prescribed in the New Jersey Business Corporation Act sections 14A:9-23(4)(c) (relating to charter amendments), 14A:10-3(2) (relating to merger or consolidation), 14A:10-11(1)(c) (relating to sale of assets not in the regular course of business), and 14A:12-4(4) (relating to dissolution) are expressly adopted by this corporation.

         Each share of Common Stock, par value Ten Cents ($.10) per share, which is authorized and outstanding at the close of business on the effective date of this amendment (Filed in the Office of the Secretary of State of New Jersey on December 23, 1968) shall be changed and reclassified at the close of business on such effective date into two shares of Common Stock, par value Ten Cents ($.10) per share. The capital stock shall be increased at the close of business on the effective date of this amendment by transferring an amount equal to Ten Cents ($.10) per share on the shares then outstanding from the paid-in capital account to the capital stock account of the corporation.

         FIFTH: The Board of Directors of the corporation is comprised of four members, whose names and post office addresses are as follows:

   NAME                                           POST OFFICE ADDRESS
   ----                                           -------------------

ARTHUR BRODY                                c/o BDI Investment Corporation
                                            10983 Via Frontera
                                            San Diego, California 92127

JOSEPH D. LARGEN                            c/o BDI Investment Corporation
                                            10983 Via Frontera
                                            San Diego, California 92127

EMIL P. MARTINI, JR.                        c/o Bergen Brunswig Corporation
                                            4000 Metropolitan Drive
                                            Orange, California 92668-3510

MICHAEL STOLPER                             c/o Stolper & Co.
                                            525 B Street, Suite 630
                                            San Diego, California 92101-4409

         SIXTH: The period of existence of this corporation is unlimited.

         SEVENTH: In furtherance, and not in limitation, of the general powers conferred by the laws of New Jersey and the objects set forth in Article THIRD, above:

         A.  Corporate Powers - The corporation shall have the power:

                  1. To conduct its business, and have one or more offices within or without the State of New Jersey as shall, from time to time, be necessary or convenient for the purpose of the corporation's business.

                  2. To enter into partnerships or joint undertakings.

                  3. To purchase or otherwise acquire the corporation's own capital stock; and, to the extent permitted by law, to hold the same as treasury stock.

                  4. To borrow money and give security therefor, without limitation.

         B. Powers of Board - The Board of Directors of the corporation shall have the power:

                  1. To make, alter and repeal the bylaws of the corporation, subject always to alteration or repeal by the stockholders.

                  2. To enter into contracts on behalf of the corporation with one or more persons who are employees, officers, directors, or stockholders of the corporation or with any other corporation, or any company, association, partnership, syndicate or other entity in which one or more employees, officers, directors or stockholders of the corporation shall have an interest as employees, officers, directors, stockholders, partners, members, owners, or in any other capacity whatsoever. Any director of the corporation may be counted in determining the existence of a quorum for a directors' meeting of the corporation and may vote with respect to a contract described in this paragraph, provided that he discloses the existence of his interest, if any, to the Board of Directors of the corporation before the vote on the contract.

                  3. To issue warrants and optional rights to purchase or subscribe for - or to both purchase and subscribe for - capital stock and bonds, notes, debentures, or other obligations of the corporation convertible into capital stock or bearing warrants or other evidences of optional rights to purchase or subscribe for - or to both purchase and subscribe for - capital stock, in such amounts and upon such terms and conditions as the Board of Directors shall from time to time deem to be in the best interests of the corporation.

                  4. To issue and sell authorized shares of capital stock of the corporation for such consideration as the Board of Directors may fix from time to time: provided that such consideration shall not be less than the par value of such shares.

         The corporate objects listed in Article THIRD shall also be construed as corporate powers. The enumeration of specific corporate objects, corporate powers, and powers of the corporation's Board of Directors in Article THIRD and this Article SEVENTH shall not be construed to limit any general corporate objects or powers or powers of a Board of Directors as set forth in this certificate or provided by the laws of the State of New Jersey.

         EIGHTH: No holder of capital stock of the corporation shall be entitled as of right to subscribe for, purchase, or receive any part of any new or additional shares of capital stock, whether now or hereafter authorized, or of bonds, debentures, or other evidences of indebtedness convertible into or exchangeable for capital stock: but all such new or additional shares of capital stock, or bonds, debentures, or other evidences of indebtedness convertible into or exchangeable for capital stock, may be issued and disposed of by the Board of Directors on such terms and for such consideration, so far as may be permitted by law, and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

         NINTH: Any present or future director or officer of the corporation and any present or future director or officer of any subsidiary or other corporation serving as such at the request or election of the corporation because of the corporation's interest in such other corporation and the legal representative of any such director or officer, shall be indemnified by the corporation against reasonable costs and expenses exclusive of any amount paid to the corporation in settlement, and counsel fees paid or incurred in connection with any action, suit or proceeding to which any such director or officer or his legal representative shall be made a party by reason of his being or having been such director or officer; provided (1) said action, suit or proceeding shall be prosecuted against such director or officer or against his legal representative to a final determination, and it shall not be finally adjudged in such action, suit or proceeding that he had been derelict in the performance of this duties as such director or officer; or (2) said action, suit or proceeding shall be settled or otherwise terminated as against such officer or director or his legal representative without a final determination on the merits, and it shall be determined by the Board of Directors that said director or officer had not in any substantial way been derelict in the performance of his duties as charged such action, suit or proceeding. The right of indemnification granted by this Article NINTH shall be in addition to, and not in restriction or limitation of, any other right of indemnification which may be granted by the corporation in accordance with the laws of the State of New Jersey.

         TENTH: The shareholders of the corporation shall have the right to dissent from any sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation, not in the usual or regular course of business, provided such disposition is consummated not later than July 2, 1983, notwithstanding any provision of law which otherwise would deprive shareholders of their right to dissent.

         ELEVENTH: So long as permitted by law, no director of the corporation shall be personally liable to the corporation or its shareholders for damages for breach of any duty owed by such person to the corporation or its shareholders; provided, however, that this paragraph ELEVENTH shall not relieve any person from liability to the extent provided by applicable law for any breach of duty based upon an act or omission (a) in breach of such person's duty of loyalty to the corporation or its shareholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such person of an improper personal benefit. No amendment to or repeal of this paragraph ELEVENTH and no amendment, repeal or termination of effectiveness of any law authorizing this paragraph ELEVENTH shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment, repeal or termination of effectiveness.

         TWELFTH: So long as permitted by law, no officer of the corporation shall be personally liable to the corporation or its shareholders for damages for breach of any duty owed by such person to the corporation or its shareholders; provided, however, that this paragraph TWELFTH shall not relieve any person from liability to the extent provided by applicable law for any breach of duty based upon an act or omission (a) in breach of such person's duty of loyalty to the corporation or its shareholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such person of an improper personal benefit. No amendment to or repeal of this paragraph TWELFTH and no amendment, repeal or termination of effectiveness of any law authorizing this paragraph TWELFTH shall apply to or have any effect on the liability or alleged liability of any officer for or with respect to any acts or omissions of such officer occurring prior to such amendment, repeal or termination of effectiveness.

         IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Restated
   Certificate of Incorporation this 16th day of September, 1988.

                                                     BDI INVESTMENT CORPORATION



                                                     BY:   /S/ ARTHUR BRODY
                                                           ----------------
                                                           Arthur Brody
                                                           Chairman of the Board

                                   CERTIFICATE

                                       OF

                           BDI INVESTMENT CORPORATION


         Pursuant to N.J.S.A. 14a:9-5(5), this is to certify, on behalf of BDI Investment Corporation, that the Restated Certificate of Incorporation of BDI Investment Corporation attached hereto was duly adopted by resolution of the Board of Directors on September 7, 1988.



Date:    9/7/88                                            /S/ ARTHUR BRODY
                                                           ----------------
                                                           Arthur Brody
                                                           CHAIRMAN OF THE BOARD

                           BDI INVESTMENT CORPORATION
                              FINANCIAL STATEMENTS
                        For the Year Ended June 29, 2002
                         (with auditor's report thereon)

                           BDI INVESTMENT CORPORATION

                                TABLE OF CONTENTS

                        For The Year Ended June 29, 2002




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                         1
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

    Statement of Assets and Liabilities                              2
    Schedule of Investments                                       3-11
    Statement of Operations                                         12
    Statements of Changes in Net Assets                             13
    Notes to Financial Statements                                14-17
    Financial Highlights                                            18
--------------------------------------------------------------------------------
    Corporate Data                                                  19

             [LETTERHEAD-LAVINE, LOFGREN, MORRIS & ENGELBERG, LLP]


                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
BDI Investment Corporation
Solana Beach, California


We have audited the accompanying statement of assets and liabilities of BDI Investment Corporation including the schedule of investments as of June 29, 2002, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of June 29, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BDI Investment Corporation as of June 29, 2002, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Lavine, Lofgren, Morris & ENGELBERG, LLP
--------------------------------------------
Lavine, Lofgren, Morris & ENGELBERG, LLP


July 24, 2002

                           BDI INVESTMENT CORPORATION

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 29, 2002
--------------------------------------------------------------------------------

Assets:
         Investments at market value (cost:  $13,486,000)        $ 14,251,000
         Cash and cash equivalents                                    205,000
         Interest receivable                                          232,000
------------------------------------------------------------------------------

                Total assets                                       14,688,000
------------------------------------------------------------------------------

Liabilities:
         Accounts payable                                              10,000
         Dividends payable                                            428,000
------------------------------------------------------------------------------

                Total liabilities                                     438,000
------------------------------------------------------------------------------



Net assets                                                       $ 14,250,000
------------------------------------------------------------------------------

Net asset value per share (based on 1,421,551 shares
         outstanding, net of 3,600 treasury shares)                   $ 10.02
------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------

                                                                     Value at
              Issuer and Title of Issue            Par Value         Year End
--------------------------------------------------------------------------------

                California Tax Exempt Bonds
--------------------------------------------------------------------------------

Alhambra, California; City Elementary              $ 200,000          $ 217,000
5.250%; September 1, 2012

Anaheim, California; Water Revenue;                  100,000            102,000
6.000%; July 1, 2003

Bakersfield, California; Public Financing            180,000            184,000
Authority Revenue; Series A; 5.800%;
September 15, 2006

Banning, California; Community                        80,000             81,000
Redevelopment Agency; 7.000%;
March 1, 2020

Berkeley California Unified School                    40,000             41,000
District; Refunding Unlimited Tax;
5.000%; August 1, 2017

California Educational Facilities Authority          135,000            144,000
Revenue Refunding, Harvey Mudd
College; 6.050%; December 1, 2008

California Health Facilities Financing               100,000            101,000
Authority Revenue, AIDS
Healthcare Foundation; 5.900%;
September 1, 2002

California Health Facilities Financing               200,000            208,000
Authority Revenue, AIDS
Healthcare Foundation; 6.000%;
September 1, 2003


    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------

                                                                      Value at
            Issuer and Title of Issue              Par Value          Year End
--------------------------------------------------------------------------------

    California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

      California Health Facilities Financing       $ 200,000          $ 211,000
      Authority Revenue, Episcopal
      Homes Foundation; 5.000%;
      February 1, 2011

      California Health Facilities Financing         100,000            105,000
      Authority Revenue, Stanford Healthcare;
      5.000%; November 15, 2013

      California Housing Finance Agency              165,000            172,000
      Revenue, Home Mortgage; Series C;
      5.200%; February 1, 2013

      California Housing Finance Agency               25,000             25,000
      Revenue, Home Mortgage;
      6.250%; February 1, 2006

      California; State Public Works Board;           60,000             65,000
      Lease; Substance Abuse
      5.250%; January 1, 2013

      California; State Public Works Board;          125,000            133,000
      Lease; California State University;
      5.000%; October 1, 2010

      California; State Public Works Board;          100,000            101,000
      Lease; Department of Forestry and Fire;
      4.700%; October 1, 2014

      California; State Public Works Board;          210,000            233,000
      Lease; Various Universities;
      5.500%; June 1, 2014




    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------

                                                                     Value at
            Issuer and Title of Issue              Par Value         Year End
--------------------------------------------------------------------------------

    California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

      California; State Public Works Board;        $ 100,000         $ 111,000
      Lease; Department of Corrections;
      5.500%; June 1, 2015

      California; State Public Works Board;          150,000           164,000
      Lease; Long Beach and
      San Luis Obispo Series B; 5.600%;
      April 1, 2006

      California; Statewide Community                425,000           478,000
      Development Certificate of Participation,
      San Gabriel Valley; 5.375%;
      September 1, 2007

      Carlsbad, California; Improvement Board;        75,000            77,000
      Act 1915; District 97-1; 5.450%;
      September 2, 2010

      Carlsbad, California; Improvement Board;        75,000            77,000
      Act 1915; District 97-1; 5.350%;
      September 2, 2009

      Contra Costa County, California;               100,000           111,000
      CTFS PTRN; 6.200%; August 1, 2008

      Contra Costa County, California;               165,000           170,000
      CTFS PTRN; Merrithew Memorial
      Hospital Replacement Project;
      6.400%; November 1, 2005




    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------


                                                                       Value at
                 Issuer and Title of Issue         Par Value           Year End
--------------------------------------------------------------------------------

           California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

      Corona, California; Single Family              $ 5,000             $ 5,000
      Mortgage Revenue Service; 5.500%;
      November 1, 2010

      Duarte, California; Redevelopment              100,000             107,000
      Agency; Tax Allocation; 5.950%;
      September 1, 2004

      East Municipal Water & Sewer                   250,000             266,000
      District of California; 5.375%;
      July 1, 2013

      El Monte, California; Water Authority;         240,000             264,000
      5.200%; September 1, 2012

      Emeryville, California; Public Financing       340,000             372,000
      Authority; Revenue Bond;
      5.700%; September 1, 2007

      Escondido, California; Multi-Family             75,000              79,000
      Housing Revenue; FNMA; 5.250%;
      January 1, 2005

      Escondido, California; Multi-Family             75,000              78,000
      Housing Revenue; 5.400%; FNMA;
      July 1, 2007

      Horicon Elementary School                      235,000             253,000
      District; 5.900%; August 1, 2012


    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------

                                                                       Value at
           Issuer and Title of Issue               Par Value           Year End
--------------------------------------------------------------------------------

     California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

      Inyo County, California; CTFS PARTN;           175,000          $ 185,000
      County Jail; 5.000%; February 1, 2011

      Lynwood, California; Public Financing          250,000            288,000
      Authority; Lease Revenue; 6.000%;
      September 1, 2012

      Metro Water District; Waterworks               500,000            520,000
      Revenue; 5.400%; July 1, 2010

      Metro Water District; Waterworks                50,000             51,000
      Revenue; 5.500%; July 1, 2019

      Metro Water District; Waterworks               400,000            408,000
      Revenue; 5.500%; July 1, 2013

      Metro Water District; Waterworks               350,000            350,000
      Revenue; 5.000%; July 1, 2020

      Mid-Peninsula Regional Open                    150,000            165,000
      Space District; 6.950%;
      September 1, 2008

      Montclair, California; Redevelopment            15,000             18,000
      Agency; Residential Mortgage Revenue;
      7.750%; October 1, 2011

      Montebello, California; Community              100,000            107,000
      Redevelopment Agency; 5.150%;
      September 1, 2012

      Palmdale, California; Single                    45,000             50,000
      Family Mortgage Revenue;
      7.000%; September 1, 2011



    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------

                                                                       Value at
            Issuer and Title of Issue              Par Value           Year End
--------------------------------------------------------------------------------

     California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

      Placer County, California Water Agency;      $ 600,000          $ 624,000
      Revenue; Certificate of Participation;
      5.500%; July 1, 2010

      Pleasanton, California; CTFS Partnership;      145,000            148,000
       6.700%; October 1, 2006

      Pomona, California; General Federal            120,000            129,000
      Lease Financing; CTFS Partnership;
      5.500%; August 1, 2011

      Redding, California; School District;           40,000             40,000
      5.000%; March 1, 2019

      Riverside County, California; Asset            235,000            247,000
      Leasehold Revenue Hospital;
      6.000%; June 1, 2004

      Riverside City, California;                    600,000            609,000
      Electric Revenue; 5.000%;
      October 1, 2013

      Rossmoor Community Services                    105,000            109,000
      District Improvement Board; 5.800%;
      September 2, 2005

      Sacramento, California; Municipal Utility      490,000            512,000
      District Electric; 5.250%; May 1, 2013

      Sacramento, California; New Public              50,000             51,000
      Housing Authority; 6.000%;
      December 1, 2007

      San Diego, California; Burnham Inst.;          100,000            105,000
      5.150%; September 1, 2006




    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------

                                                                       Value at
          Issuer and Title of Issue                Par Value           Year End
--------------------------------------------------------------------------------

    California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

      San Diego, California; Redevelopment;        $ 200,000          $ 212,000
      Horton Plaza, 5.550%; November 1, 2015

      San Francisco, California; Port                100,000            107,000
      Commission; Revenue; 5.500%;
      July 1, 2004

      San Francisco, California; New Public           50,000             51,000
      Housing Authority; 5.125%; August 1, 2010

      San Joaquin, California; Certificate           200,000            212,000
      of Participation; General Hospital
      Project; 5.900%; September 1, 2003

      San Luis Obispo, California;                   100,000            102,000
      Water Treatment Plant;
      5.375%; June 1, 2008

      San Luis Obispo, California;                   105,000            108,000
      Water Treatment Plant;
      5.500%; June 1, 2009

      Sanger, California; Unified School             125,000            138,000
      District; 5.350%; August 1, 2015

      Santa Clara County, California;                150,000            154,000
      Housing Authority; 4.500%;
      November 1, 2007

      Santa Clara, California; Redevelopment         200,000            215,000
      Agency; 5.250%; June 1, 2013

      Santa Maria, California; Redevelopment;        600,000            612,000
      5.000%; June 1, 2016



    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------

                                                                       Value at
             Issuer and Title of Issue             Par Value           Year End
--------------------------------------------------------------------------------

     California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

      Sierra Unified School District,              $ 200,000           $ 211,000
      California; CTFS Partnership Financing;
      5.650%; March 1, 2004

      Sonoma, California; Community                   80,000              81,000
      Redevelopment Agency, Tax Allocation;
      7.900%; August 1, 2014

      Stockton, California; CTFS Partnership;        250,000             270,000
      COP; 5.600%; August 1, 2014

      Tahoe Forest Hospital District,                250,000             273,000
      California; Insured Health Facility
      Revenue; 5.850%; August 1, 2004

      Tehachapi, California; Unified School          600,000             621,000
      District; 6.300%; August 1, 2021

      Temecula Valley Unified School District        100,000             104,000
      Financing Project, California; 5.900%;
      September 1, 2004

      University of California, Revenue Bond,        130,000             140,000
      Series B; 5.875%; September 1, 2008

      Vallejo, California; Mortgage Revenue;         575,000             584,000
      5.650%; May 1, 2027

      Westminster City, California; Certificate      335,000             369,000
      of Participation - Public Improvement
      Project; 5.750%; June 1, 2009
--------------------------------------------------------------------------------

      Total California Tax Exempt Bonds (98%)     13,300,000          14,015,000
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                             SCHEDULE OF INVESTMENTS

                                  JUNE 29, 2002
--------------------------------------------------------------------------------

                                                                       Value at
             Issuer and Title of Issue             Par Value           Year End
--------------------------------------------------------------------------------

            Puerto Rico Tax Exempt Bonds
--------------------------------------------------------------------------------

    Puerto Rico; HFC SFM                           $ 235,000           $ 236,000
    Mortgage Revenue;
    7.500%; April 1, 2022
--------------------------------------------------------------------------------

    Total Puerto Rico Tax Exempt Bonds (2%)          235,000             236,000
--------------------------------------------------------------------------------

    Total Investments (100%)                      13,535,000          14,251,000
--------------------------------------------------------------------------------





    The accompanying notes are an integral part of the financial statements.


                           BDI INVESTMENT CORPORATION

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 29, 2002
------------------------------------------------------------------------------------------
Investment income:
      Tax-exempt interest                                     $ 744,000
      Tax-exempt dividends                                        1,000
------------------------------------------------------------------------

              Total income                                                     $ 745,000


Expenses:
      Bookkeeping                                                36,000
      Professional fees                                          15,000
      Directors' fees                                             3,000
      Transfer agent fees                                         3,000
      Dividend distribution fees                                  4,000
      Other operating expense                                     4,000
------------------------------------------------------------------------

              Total expenses                                                      65,000
------------------------------------------------------------------------------------------

              Net investment income                                              680,000
------------------------------------------------------------------------------------------

Realized and unrealized gain on investments:
      Proceeds from sales and bond redemptions                  475,000
      Cost of investments sold and redeemed
          (identified cost basis)                               462,000
------------------------------------------------------------------------

              Net realized gain on investment transactions       13,000

      Net change in unrealized appreciation on investments      123,000
------------------------------------------------------------------------------------------

              Net realized and unrealized gain on investments                    136,000
------------------------------------------------------------------------------------------

      Net increase in net assets resulting from operations                     $ 816,000
------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       BDI INVESTMENT CORPORATION

                                   STATEMENTS OF CHANGES IN NET ASSETS

                           For the Years Ended June 29, 2002 and June 30, 2001
------------------------------------------------------------------------------------------------------

                                                                        2002                2001
------------------------------------------------------------------------------------------------------
Increase in net assets from operations:
       Net investment income                                         $ 680,000             $ 701,000
       Net realized gain on investment transactions                     13,000                37,000
       Net change in unrealized appreciation on investments            123,000               365,000
------------------------------------------------------------------------------------------------------

             Net increase in net assets resulting
                   from operations                                     816,000             1,103,000

       Distributions to shareholders from net investment income       (701,000)             (696,000)
------------------------------------------------------------------------------------------------------

             Total increase in net assets                              115,000               407,000

Net assets:
       Beginning of period                                          14,135,000            13,728,000
------------------------------------------------------------------------------------------------------

       End of period (including undistributed net
             investment income of $500,000 - 2002 and
             $521,000 - 2001)                                     $ 14,250,000          $ 14,135,000
------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------


                                     NOTE 1
                                     GENERAL

After many years as an operating company, on January 10, 1984, BDI Investment Corporation ("the Company") filed a Registration Statement on Form N-2 with the Securities and Exchange Commission to register under the Investment Company Act of 1940 as a closed-end diversified management investment company. The Company initiated operations as a regulated investment company on June 30, 1984. The Company is incorporated under the laws of New Jersey.


                                     NOTE 2
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                   Fiscal Year

The Company's fiscal year ends on the Saturday nearest June 30. The fiscal year ending in 1999 reflects a 53 week year and the fiscal years ending in 2002-2000 and 1998 reflect a 52 week year.

                                Cash Equivalents

The Company considers all highly liquid investments with original maturity of three months or less to be cash equivalents for the purpose of determining cash flows. Cash equivalents include liquid money market funds.

                                   Investments

The investment portfolio consists primarily of tax-exempt bonds which are valued at the last bid price on the last business day of the period.

Gross unrealized appreciation and depreciation on investments on a federal income tax basis as of June 29, 2002 were $187,000 and ($64,000), respectively. The aggregate cost of securities for federal income tax purposes approximates amortized cost.

                          BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------


                               NOTE 2 - CONTINUED
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                               Income Recognition

Security transactions are recorded on the trade date. Purchases of securities are recorded at cost. Any premiums paid or discounts received are recognized in the determination of realized gain or loss. The Company amortizes bond premiums and discounts over the life of the bond using the effective yield method. Purchased interest income is accrued and recorded based upon settlement dates. The difference between amortized cost and value is reflected as unrealized appreciation (depreciation) on investments.

                                Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from estimates.

                                      Taxes

The Company has qualified as a Regulated Investment Company under certain provisions of the Internal Revenue Code beginning with the fiscal year starting July 1, 1984. Under such provisions, the Company will not be subject to federal income tax on income which it receives and distributes to its shareholders, provided that it distributes substantially all such income. As a Regulated Investment Company, the Company "passes through" to its shareholders the character of the income which it receives.

                                  Distributions

It is the Company's policy to record dividends to shareholders as of the earlier of the date they are declared by the Board of Directors or the record date. All dividends declared during the current year represent distributions from net investment income.

Dividends per share during 2002 consisted of $.0237, $.17 and $.30, and during 2001 consisted of $.0197, $.22 and $.25, respectively.

                          BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------

                                     NOTE 3
             OFF BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

The Company invests primarily in California state and municipal bonds, most of which are guaranteed by the state or privately insured. At June 29, 2002, the value of all municipal bonds was $14,251,000. In addition, the Company's cash and cash equivalents consist of uninsured deposits with a major broker-dealer.

The Company holds financial instruments with off balance sheet risk in the normal course of business, specifically relating to bonds with call provisions. Such bonds are recorded at the market value in the amount of $11,686,000 and though this is in excess of the stated call value of $11,298,000 at year end, the market value reflects, among other things, the call value risk.


                                     NOTE 4
                                 DIRECTORS' FEES

The Company pays fees and provides expense reimbursement to members of the Board of Directors who are not officers of the Company. Directors' fees for the year ended June 29, 2002 were $3,000.

                                     NOTE 5
                           RELATED PARTY TRANSACTIONS

The Company pays an affiliate for bookkeeping services. Fees for the year ended June 29, 2002 were $36,000.

Investment management services are provided to the Company by its chief executive officer and principal shareholder. The Company's chief executive officer does not charge fees for these services because he is the majority shareholder.


                                     NOTE 6
                        PURCHASES AND SALES OF SECURITIES

For the year ended June 29, 2002, the aggregate cost of security purchases was $527,000 and the aggregate proceeds from sales or redemptions of securities was $475,000.

No fees are charged by the securities custodian, a customary practice when securities transactions occur with that institution.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 29, 2002
--------------------------------------------------------------------------------

                                     NOTE 7
                                  INCOME TAXES

For the year ended June 29, 2002, no income tax expense was incurred due to the Company's qualification as a Regulated Investment Company and the distribution of substantially all its income for the current fiscal year to its shareholders. At June 29, 2002, the Company has capital loss carryovers totaling $51,000 which expire in the years 2002 to 2008.


                                     NOTE 8
                                   NET ASSETS

                                                                             June 29,             June 30,
                                                                               2002                 2001
                                                                        -------------------------------------
Preferred stock, without par value: authorized
       500,000 shares; issued, none                                        $         --         $         --
Common stock, par value $.10 per share: authorized
       4,500,000 shares; issued, 1,425,151                                      143,000              143,000
                   Less treasury stock at cost, 3,600 shares                    (22,000)             (22,000)
Additional paid-in capital                                                    3,673,000            3,673,000
Accumulated undistributed net investment income                                 500,000              521,000
Accumulated undistributed net realized losses                                   (51,000)             (64,000)
Unrealized appreciation on investments                                          765,000              642,000
Retained earnings at June 30, 1984                                            9,242,000            9,242,000
-------------------------------------------------------------------------------------------------------------

                                                              Net Assets   $ 14,250,000         $ 14,135,000
-------------------------------------------------------------------------------------------------------------



Retained earnings at June 30, 1984 represent cumulative undistributed earnings of the Company prior to its qualification as a regulated investment company.


                                     NOTE 9
                           CAPITAL STOCK TRANSACTIONS

There were no capital stock transactions for the Company for the years ending June 29, 2002, and June 30, 2001.


                                           BDI INVESTMENT CORPORATION

                                              FINANCIAL HIGHLIGHTS

                         For the Years Ended June 29, 2002, June 30, 2001, July 1, 2000,
                                         July 3, 1999, and June 27, 1998
-------------------------------------------------------------------------------------------------------------------------

Selected data for one share of common stock outstanding throughout each year  follows (1999 is a 53 week year, 2002 - 2000 and 1998 are 52 week years):

                                                       2002           2001           2000          1999           1998
-------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                   $ 9.94         $ 9.65           9.85          9.96           9.63
-------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
     Net investment income                             0.47           0.49           0.49          0.51           0.51
     Net realized and unrealized
         gain (loss) on investments                    0.10           0.28          (0.19)        (0.11)          0.36
-------------------------------------------------------------------------------------------------------------------------

         Total from investment
             operations                                0.57           0.77           0.30          0.40           0.87

Less distributions to shareholders:
     Distributions from
         net investment income                        (0.49)         (0.48)         (0.50)        (0.51)         (0.54)
-------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                          10.02           9.94           9.65          9.85           9.96
-------------------------------------------------------------------------------------------------------------------------

Total return                                          5.73%          7.98%          3.07%         4.04%          9.00%
-------------------------------------------------------------------------------------------------------------------------

Net assets, end of period
     (in millions)                                     14.3           14.1           13.7          14.0           14.2

Ratio of expenses to
     average net assets                                .45%           .45%           .45%          .42%           .48%

Ratio of net investment
     income to average net
     assets                                           4.76%          4.98%          5.02%         5.15%          5.16%

Portfolio turnover                                    3.34%          5.81%          7.18%         5.06%          6.15%
-------------------------------------------------------------------------------------------------------------------------

Number of shares outstanding
     at end of period                             1,421,551      1,421,551      1,421,551     1,421,551      1,421,551


                           BDI INVESTMENT CORPORATION

                                 CORPORATE DATA

--------------------------------------------------------------------------------



Chairman of the Board of Directors,               Arthur Brody
Chief Executive Officer and President

Director                                          Edward Kane

Director                                          Michael Stolper

Secretary                                         Donald Brody

Treasurer                                         Teresa Whorton

Counsel                                           Lowenstein Sandler, PC

Auditors                                          Lavine, Lofgren, Morris
                                                           & Engelberg, LLP

Transfer Agent                                    Registrar and Transfer Company

Custodian                                         Morgan Stanley Dean Witter